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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.
Comerica Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Comerica Incorporated

Proxy Statement and Notice of
2008 Annual Meeting of Shareholders

Comerica Incorporated
Comerica Bank Tower
1717 Main Street
Dallas, Texas 75201

April 10, 2008

Dear Shareholder,

It is our pleasure to invite you to attend the 2008 Annual Meeting of Shareholders of Comerica Incorporated at 9:30 a.m., Central Time, on Tuesday, May 20, 2008 at The Pavilion at the Belo Mansion, 2101 Ross Avenue, Dallas, Texas 75201. Registration will begin at 8:30 a.m., Central Time. A map showing the location of the Annual Meeting is on the back cover of the accompanying proxy statement.

The annual report, which we mailed to you, summarizes Comerica's major developments during 2007 and includes the 2007 consolidated financial statements.

Whether or not you plan to attend the Annual Meeting, please submit your proxy promptly so that your shares will be voted as you desire.

Sincerely,

Ralph W. Babb, Jr. Chairman and Chief Executive Officer

PROXY STATEMENT

i

COMERICA INCORPORATED
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2008

Date:	May 20, 2008
Time:	9:30 a.m., Central Time
Place:	The Pavilion at the Belo Mansion 2101 Ross Avenue, Dallas, Texas 75201

We invite you to attend the Comerica Incorporated Annual Meeting of Shareholders to:

  1.
  Elect four Class III Directors for three-year terms expiring in 2011 or upon the election and qualification of their successors;

  2.
  Ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2008; and

  3.
  Transact any other business that is properly submitted before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The record date for the Annual Meeting is March 21, 2008 (the "Record Date"). Only shareholders of record at the close of business on the Record Date can vote at the Annual Meeting. Comerica mailed this Notice of Annual Meeting to those shareholders. Action may be taken at the Annual Meeting on any of the foregoing proposals on the date specified above or any date or dates to which the Annual Meeting may be adjourned or postponed.

Comerica will have a list of shareholders who can vote at the Annual Meeting available for inspection by shareholders at the Annual Meeting and, for 10 days prior to the Annual Meeting, during regular business hours at the offices of the Comerica Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, Dallas, Texas 75201.

If you plan to attend the Annual Meeting but are not a shareholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares (e.g., a copy of a recent brokerage statement showing the shares) with you to the Annual Meeting. See the "Questions and Answers" section of the proxy statement for a discussion of the difference between a shareholder of record and a street name holder.

ii

Whether or not you plan to attend the Annual Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. Registered holders may vote by signing, dating and returning the enclosed proxy card, if applicable, by using the automated telephone voting system, or by using the Internet voting system. You will find instructions for voting by telephone and by the Internet on the proxy card and in the "Questions and Answers" section of the proxy statement.

By Order of the Board of Directors,

Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

April 10, 2008

iii

Comerica Incorporated
Comerica Bank Tower
1717 Main Street
Dallas, Texas 75201

2008 PROXY STATEMENT

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your authorization for someone else to vote for you in the way that you want to vote. When you complete and submit a proxy card or use the automated telephone voting system or the Internet voting system, you are submitting a proxy. Comerica's Board of Directors is soliciting this proxy. All references in this proxy statement to "you" will mean you, the shareholder, and to "yours" will mean the shareholder's or shareholders', as appropriate.

What is a proxy statement?

A proxy statement is a document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on by proxy and to disclose certain related information. This proxy statement and, if applicable, the accompanying proxy card were first mailed to the shareholders on or about April 10, 2008.

Who can vote?

Only record holders of Comerica's common stock at the close of business on March 21, 2008, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote for each share of common stock owned, on each matter presented for a vote at the Annual Meeting.

What is the difference between a shareholder of record and a "street name" holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, then the brokerage firm, bank or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other nominee how to vote their shares. See "How can I vote?" below.

How can I vote?

If you are a shareholder of record as of the Record Date, as opposed to a street name holder, you will be able to vote in four ways: In person, by telephone, by the Internet, or (in most cases) by proxy card. If you previously enrolled in a program to receive electronic versions of Comerica's annual report and proxy statement instead of receiving the printed versions, however, you may receive a notice rather than a proxy card.

To vote by proxy card, sign, date and return the enclosed proxy card, if applicable. To vote by using the automated telephone voting system or the Internet voting system, the instructions for shareholders of record are as follows:

  TO VOTE BY TELEPHONE: 1-800-560-1965

  •
  Use any touch-tone telephone to vote your proxy.

  •
  Have your proxy card or, if you did not receive a proxy card, your notice and the last four digits of your Social Security Number or Tax Identification Number available when you call.

  •
  Follow the simple instructions the system provides you.

  •
  You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is noon (Central Time), May 19, 2008. For shares held in Comerica's employee benefit plans, the deadline is noon (Central Time), May 18, 2008.

(OR)

  TO VOTE BY THE INTERNET: http://www.ematerials.com/cma

  •
  Use the Internet to vote your proxy.

  •
  Have your proxy card or, if you did not receive a proxy card, your notice and the last four digits of your Social Security Number or Tax Identification Number available when you access the website.

  •
  Follow the simple instructions to obtain your records and create an electronic ballot.

  •
  You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is noon (Central Time), May 19, 2008. For shares held in Comerica's employee benefit plans, the deadline is noon (Central Time), May 18, 2008.

If you submit a proxy to Comerica before the Annual Meeting, the persons named as proxies will vote your shares as you directed. If no instructions are specified, the proxy will be voted for all of the listed director nominees and for the ratification of the appointment of the independent auditors.

You may revoke a proxy at any time before the proxy is exercised by:

  (1)
  delivering written notice of revocation to the Corporate Secretary of Comerica at the Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201;

  (2)
  submitting another properly completed proxy card that is later dated;

  (3)
  voting by telephone at a subsequent time;

  (4)
  voting by the Internet at a subsequent time; or

  (5)
  voting in person at the Annual Meeting;

If you hold your shares in "street name," you must vote your shares in the manner prescribed by your brokerage firm, bank or other nominee. Your brokerage firm, bank or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the brokerage firm, bank or other nominee how to vote your shares. If you hold your shares in street name and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker and present it at the Annual Meeting.

What is a quorum?

There were 150,501,256 shares of Comerica's common stock issued and outstanding on the Record Date. A majority of the issued and outstanding shares, or 75,250,629 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting.

What vote is required?

Directors:    If a quorum exists, the nominees for Class III Director receiving a majority of the votes cast (i.e., the number of shares voted "for" a director nominee exceeds the number of votes cast "against" that nominee) will be elected as Class III Directors. Votes cast will include only votes cast with respect to stock present in person or represented by proxy at the meeting and entitled to vote and will exclude abstentions. Therefore, shares not present at the meeting, broker non-votes (described below) and shares voting "abstain" have no effect on the election of directors.

Proposal to Ratify the Appointment of Independent Auditors:    If a quorum exists, the proposal to ratify the appointment of the independent auditors must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Therefore, abstentions will have the same effect as voting against the proposal. Broker non-votes (described below) will not be counted in determining the number of shares necessary for approval and, therefore, will have no effect on the outcome of the voting on the proposal.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the stock exchange or other organization of which it is a member. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum. If you do not provide voting instructions to your broker, under New York Stock Exchange Rules, your broker would have discretionary authority to vote your shares with respect to the election of directors and ratification of the appointment of Ernst & Young LLP as independent auditors.

Comerica will vote properly completed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by those properly completed proxies will be voted (i) to elect the nominees for Class III Directors and (ii) to ratify the appointment of Ernst & Young LLP as independent auditors. No other matters are currently scheduled to be presented at the Annual Meeting.

An independent third party, Wells Fargo Bank, N.A., will act as the inspector of the Annual Meeting and the tabulator of votes.

Who pays for the costs of the Annual Meeting?

Comerica pays the cost of preparing and printing the proxy statement and soliciting proxies. Comerica will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone, the Internet, facsimile or other means. Comerica will use the services of Georgeson Inc., a proxy solicitation firm, at a cost of $9,000 plus out-of-pocket expenses and fees for any special services. Officers and regular employees of Comerica and its subsidiaries may also solicit proxies, but they will not receive additional compensation for soliciting proxies. Comerica also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation materials to beneficial owners of Comerica's common stock.

How does the Board select nominees for the Board?

In identifying potential candidates for nomination as directors, the Corporate Governance and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee's ability to represent the interests of Comerica's four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Corporate Governance and Nominating Committee then assesses the proposed nominee's specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties.

The Corporate Governance and Nominating Committee utilizes, from time to time, a third-party search firm to provide names and biographies of director candidates for the Corporate Governance and Nominating Committee to consider.

The Corporate Governance and Nominating Committee will consider director nominees proposed by shareholders, as well as other shareholder proposals, provided such proposals comply with Comerica's applicable procedures as described below. More information regarding the selection of director nominees is included below under "Proposal I Submitted for Your Vote — Election of Directors."

When are shareholder proposals for the 2009 Annual Meeting due?

To be considered for inclusion in next year's proxy statement, all shareholder proposals must comply with applicable laws and regulations, including SEC Rule 14a-8, as well as Comerica's bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, and received by December 11, 2008.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to propose items of business at an Annual Meeting of Comerica's shareholders. For the 2009 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on February 19, 2009 and no earlier than the close of business on January 20, 2009. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year's Annual Meeting date (i.e., May 20, 2009), Comerica must receive your notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date.

For example, if the 2009 Annual Meeting were held on July 21, 2009 (more than 60 days after the one year anniversary of this year's Annual Meeting) and the public announcement regarding the Annual Meeting date were made on March 20, 2009, we would need to receive your notice no earlier than the close of business on March 23, 2009 and no later than the close of business on April 22, 2009.

Comerica's bylaws contain additional requirements for shareholder proposals. A copy of Comerica's bylaws can be obtained by making a written request to the Corporate Secretary.

How can shareholders nominate persons for election as directors at the 2009 Annual Meeting?

All shareholder nominations of persons for election as directors must comply with applicable laws and regulations, as well as Comerica's bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica's Shareholders. For the 2009 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on February 19, 2009 and no earlier than the close of business on January 20, 2009.

If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year's Annual Meeting date (i.e., May 20, 2009), or if a special meeting of shareholders is called for the purpose of electing directors, Comerica must receive your notice no earlier than the close of business on the 120th day prior to the meeting date and no later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which Comerica first made a public announcement of the meeting date (and, in the case of a special meeting, of the nominees proposed by the Board of Directors to be elected at such meeting).

If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's Annual Meeting, then Comerica will consider your notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives your notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or reelection as a director of Comerica to complete and deliver to the Corporate Secretary (in accordance with the time periods described above, in the case of director nominations by shareholders) a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica.

You may receive a copy of Comerica's bylaws specifying the advance notice and additional requirements for shareholder nominations requirements by making a written request to the Corporate Secretary.

How many of Comerica's directors are independent?

Comerica's Board of Directors has determined that 11 of Comerica's 13 current directors, or 84.6%, are independent. For a discussion of the Board of Directors' basis for this determination, see the section of this proxy statement entitled "Director Independence and Transactions of Directors with Comerica."

Does Comerica have a Code of Ethics?

Yes, Comerica has a Code of Business Conduct and Ethics for Employees, which applies to employees and agents of Comerica and its subsidiaries and affiliates, as well as a Code of Business Conduct and Ethics for Members of the Board of Directors. Comerica also has a Senior Financial Officer Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer, Senior Vice President — Finance, Controller, and Treasurer of Comerica. The Code of Business Conduct and Ethics for Employees, the Code of Business Conduct and Ethics for Members of the Board of Directors and the Senior Financial Officer Code of Ethics are available on Comerica's website at www.comerica.com. Copies of such codes can also be obtained in print by making a written request to the Corporate Secretary.

How many copies of the annual report and proxy statement should I receive?

The SEC has adopted rules concerning the delivery of disclosure documents. The rules allow us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, or information statement to any household at which two or more shareholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as "Householding." These rules benefit both Comerica and you. They reduce the volume of duplicate information received at your household and help Comerica reduce expenses. Each shareholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

Comerica will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. If you received a single set of disclosure documents for the current year, but you would prefer to receive your own copy this year, you may direct requests for separate copies to the Corporate Secretary.

If you are a registered shareholder who resides at the same address as another shareholder and you would prefer to receive your own set of the annual report and/or proxy statement in future years, you may contact our transfer agent, Wells Fargo Shareowner Services, at (877) 602-7615. You will need to enter your account number and Comerica number 114. Alternatively, you may write to our transfer agent at the following address: Wells Fargo Shareowner Services, Attn: Householding, P.O. Box 64854, St. Paul, MN 55164-0854. If you hold your shares in street name, you may revoke your consent to Householding by contacting your brokerage firm, bank or other nominee or by following the directions set forth on the voting instruction card you received with the proxy materials. If you are currently receiving multiple copies of the annual report and/or proxy statement and want to receive only a single copy in the future through Householding, follow the same instructions set forth above for registered shareholders or street name holders, as applicable.

Is this year's proxy statement available electronically?

Yes. You may view this proxy statement, as well as the 2007 annual report, electronically by going to www.ematerials.com/cma and clicking on the document you wish to view, either the proxy statement or annual report.

Can I receive future annual reports and proxy statements electronically instead of receiving paper copies through the mail?

Yes. If your shares are registered directly in your name (i.e., you do not hold them in street name) and you have access to the Internet, you can receive Comerica's annual report and proxy statement over the Internet rather than in printed form. Enrolling in this service will take just a few minutes of your time. It will give you faster delivery of the documents and will save Comerica the cost of printing and mailing. To agree to access the electronic versions of Comerica's annual report and proxy statement instead of receiving the printed versions by mail, go to www.ematerials.com/cma and follow the instructions under Request Meeting Materials. Have your proxy card or, if you did not receive a proxy card, your notice and the last four digits of your Social Security Number or Tax Identification Number available when you access the website. If you agree to electronic delivery, once the annual report and proxy statement are available on the website, we will email you a notice with the website address that you should use to access the information and to receive voting instructions. Paper copies of the annual report and proxy statement would not be sent unless you request them. Comerica also may choose to send one or more items to you in paper form despite your consent to receive them electronically.

If you hold your shares in street name, you should contact your brokerage firm, bank or other nominee to determine the process for receiving Comerica's annual report and proxy statement over the Internet rather than in printed form.

By consenting to electronic delivery, you are stating that you currently have access to the Internet and expect to have access in the future. If you do not have access to the Internet, or do not expect to have access in the future, please do not consent to electronic delivery because Comerica may rely on your consent and not deliver paper copies of future Annual Meeting materials. In addition, if you consent to electronic delivery, you will be responsible for the costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, in connection with the electronic delivery of the annual report and proxy statement.

A copy of Comerica's Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2008.

The proxy statement and annual report to security holders are available at www.ematerials.com/cma.

SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information about the number of shares of Comerica's common stock beneficially owned by Comerica's incumbent directors and director nominees, the officers named in the 2007 Summary Compensation Table presented in this proxy statement (the "named executive officers") and all incumbent directors, nominees and executive officers as a group. The number of shares each individual beneficially owns includes shares over which the person has or shares voting or investment power as of March 21, 2008 and also any shares which the individual can acquire by May 20, 2008 (60 days after the Record Date), through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse or other family members) with respect to the shares listed in the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Elizabeth S. Acton	194,001	(1)	*
Ralph W. Babb, Jr.	1,003,338	(2)	*
Lillian Bauder	28,092	(3)(4)(5)	*
Mary Constance Beck	134,911	(6)	*
Joseph J. Buttigieg, III	608,758	(7)	*
James F. Cordes	40,981	(4)(5)(8)	*
Roger A. Cregg	0	(4)
Peter D. Cummings	40,338	(4)(5)(8)(9)	*
T. Kevin DeNicola	0	(4)
Anthony F. Earley, Jr.	22,037	(4)(5)(8)	*
Dennis J. Mooradian	261,233	(10)	*
Alfred A. Piergallini	63,255	(4)(5)(11)	*
Robert S. Taubman	28,973	(4)(5)(8)	*
Reginald M. Turner, Jr.	59	(4)(5)	*
William P. Vititoe	23,032	(4)(5)(8)(12)	*
Kenneth L. Way	39,383	(4)(5)(8)	*
Directors, nominees and executive officers as a group (27 people)	4,014,800	(13)(14)	2.67%

Footnotes:

*
Represents holdings of less than one percent of Comerica's common stock.

(1)
Includes 44,445 shares of restricted stock of Comerica subject to future vesting conditions ("restricted stock") and currently exercisable options to purchase 132,750 shares of common stock of Comerica, which Comerica granted to Ms. Acton under Comerica's Long-Term Incentive Plan.

(2)
Includes 118,500 shares of restricted stock and currently exercisable options to purchase 716,250 shares of common stock of Comerica, which Comerica granted to Mr. Babb under Comerica's Long-Term Incentive Plan.

(3)
Includes currently exercisable options to purchase 5,500 shares of common stock of Comerica. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(4)
Does not include restricted stock units. Each non-employee director holds 3,511 restricted stock units except for Roger A. Cregg and T. Kevin DeNicola, who each hold 1,131 restricted stock units, and Reginald M. Turner, Jr., who holds 3,142 restricted stock units. Restricted stock units granted to non-employee directors vest one year after the date of the award, with such vesting contingent upon the participant's continued service as a director of Comerica for a period of one year after the date of the award. They will be settled in common stock one year after the respective director's service as a director of Comerica terminates.

(5)
Includes the following number of shares deemed invested, on behalf of the respective non-employee directors, in Comerica common stock under a deferred compensation plan: Lillian Bauder, 3,549 shares; James F. Cordes, 1,744 shares; Peter D. Cummings, 9,960 shares; Anthony F. Earley, Jr., 6,537 shares; Alfred A. Piergallini, 5,268 shares;

  Robert S. Taubman, 4,551 shares; Reginald M. Turner, Jr., 59 shares; William P. Vititoe, 2,305 shares; and Kenneth L. Way, 11,657 shares.

(6)
Includes 48,100 shares of restricted stock and currently exercisable options to purchase 81,750 shares of common stock of Comerica, which Comerica granted to Ms. Beck under Comerica's Long-Term Incentive Plan.

(7)
Includes 58,000 shares of restricted stock and currently exercisable options to purchase 496,750 shares of common stock of Comerica, which Comerica granted to Mr. Buttigieg under Comerica's Long-Term Incentive Plan.

(8)
Includes currently exercisable options to purchase 15,000 shares of common stock of Comerica. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(9)
Includes 3,816 shares held by Mr. Cummings' spouse, 10,000 shares held by a foundation in which Mr. Cummings and/or his spouse serves as trustee(s) and 62 shares held by trusts in which Mr. Cumming's spouse serves as trustee. Mr. Cummings disclaims beneficial ownership of the shares described in this footnote.

(10)
Includes 48,962 shares of restricted stock and currently exercisable options to purchase 164,250 shares of common stock of Comerica, which Comerica granted to Mr. Mooradian under Comerica's Long-Term Incentive Plan. Also includes 50 shares held in an account for the benefit of Mr. Mooradian's niece, a minor, for which Mr. Mooradian serves as custodian, and 80 shares held in his spouse's IRA. Mr. Mooradian disclaims beneficial ownership of the shares in his niece's account.

(11)
Includes currently exercisable options to purchase 13,000 shares of common stock of Comerica. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(12)
Includes 5,052 shares held by a trust in which his spouse serves as co-trustee.

(13)
Includes 575,842 shares of restricted stock and options to purchase 2,718,239 shares of Comerica's common stock which are or will become exercisable by May 20, 2008, and which are beneficially owned by incumbent directors, nominees and executive officers as a group. Comerica granted the options under Comerica's long-term incentive plans and Comerica's Stock Option Plan for Non-Employee Directors. The number shown also includes 28,986 shares of Comerica's common stock for which the directors, nominees and executive officers share voting and investment power.

(14)
Consists of 11 non-employee directors and nominees and 16 executive officers, 2 of whom are employee directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires that Comerica's directors, executive officers and persons who own more than ten percent of a registered class of Comerica's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC and the New York Stock Exchange not later than specified deadlines. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, Comerica believes that, during the year ended December 31, 2007, each of its executive officers, directors and greater than ten percent shareholders complied with all such applicable filing requirements, except that Messrs. and Mesdames Acton, Babb, Beck, Beran, Bilstrom, Buttigieg, Duprey, Elenbaas, Fulton, Greene, Gummer, McDermott, Michalak, Mooradian and Wolf each filed a late report covering one grant of options and one grant of restricted stock due to an administrative oversight.

EXECUTIVE OFFICERS

The following table provides information about Comerica's current executive officers. The Board has determined that the current officers who are in charge of principal business units, divisions or functions and officers of Comerica or its subsidiaries who perform significant policy making functions for Comerica are (1) the members of the Management Policy Committee, (2) the Controller and (3) the Senior Vice President-Finance. The current members of the Management Policy Committee are the Chairman, President and Chief Executive Officer (Mr. Babb), the Vice Chairman (Mr. Buttigieg), the Executive Vice President and Chief Financial Officer (Ms. Acton), the Executive Vice President, Retail Bank (Ms. Beck), the Executive Vice President and Chief Information Officer (Mr. Beran), the Executive Vice President, Governance, Regulatory Relations and Legal Affairs and Corporate Secretary (Mr. Bilstrom), the Executive Vice President, General Auditor (Mr. Duprey) (non-voting member), the Executive Vice President of Comerica Incorporated and the President and

Chief Executive Officer of Comerica Bank-Western Market (Mr. Fulton), the Executive Vice President and Chief Credit Policy Officer (Mr. Greene), the Executive Vice President of Comerica Incorporated and the President and Chief Executive Officer of Comerica Bank-Texas Market (Mr. Gummer), the Executive Vice President, Corporate Planning, Development and Risk Management (Mr. Michalak), the Executive Vice President, Wealth and Institutional Management (Mr. Mooradian), the Executive Vice President of Comerica Incorporated and the President of Comerica Bank-Michigan Market (Mr. Ogden) and the Executive Vice President, Chief Human Resources Officer (Ms. Wolf). The Controller is Mr. Elenbaas and the Senior Vice President-Finance is Mr. McDermott.

Name	Age as of April 10, 2008	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Elizabeth S. Acton	56	Executive Vice President and Chief Financial Officer (since April 2002) and Treasurer (May 2004 to May 2005), Comerica Incorporated and Comerica Bank.	2002-Present
Ralph W. Babb, Jr.	59
		President and Chief Executive Officer (since January 2002), Chairman (since October 2002), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002), Comerica Incorporated and Comerica Bank.	1995-Present
Mary Constance Beck	62
		Executive Vice President, Retail Bank (since November 2004), Comerica Incorporated and Comerica Bank; Atlanta Market Chief Executive Officer (May 2004 to July 2004) and Dallas Market Chief Executive Officer (July 2004 to November 2004), SouthTrust Bank, N.A. (financial services institution); Adjunct Professor (Spring Semester 2004), Texas Christian University (higher learning institution); and Independent Consultant (September 2001 to April 2004).	2004-Present

Name	Age as of April 10, 2008	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
John R. Beran	55	Executive Vice President and Chief Information Officer (since May 1995), Comerica Incorporated and Comerica Bank.	1995-Present
Jon W. Bilstrom	62
		Executive Vice President (since January 2003) and Corporate Secretary (since June 2003), Comerica Incorporated; Executive Vice President (since May 2003) and Secretary (since June 2003), Comerica Bank.	2003-Present
Joseph J. Buttigieg, III	62	Vice Chairman (since March 1999), Comerica Incorporated and Comerica Bank.	1992-Present
David E. Duprey	50
		Executive Vice President, General Auditor (since March 2006), Comerica Incorporated and Comerica Bank; and Partner (October 1993 to March 2006), Ernst & Young LLP (registered independent accounting firm).	2006-Present
Marvin J. Elenbaas	56	Senior Vice President, Controller and Chief Accounting Officer (since March 1998), Comerica Incorporated and Comerica Bank.	1997-Present
J. Michael Fulton	59
		Executive Vice President (since May 2002 and May 1997 to May 2000), Comerica Incorporated; President and Chief Executive Officer — Western Market (since July 2003), Comerica Bank; President and Chief Executive Officer (July 1993 to June 2003), Comerica Bank — California.	1994-2001; 2003-Present

Name	Age as of April 10, 2008	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Dale E. Greene	61	Executive Vice President and Chief Credit Policy Officer (since December 2002), Comerica Incorporated; Executive Vice President (since March 1996), Comerica Bank.	1996-2001; 2003-Present
Charles L. Gummer	61
		Executive Vice President (since May 2002 and May 1997 to May 2000), Comerica Incorporated; President and Chief Executive Officer — Texas Market (since July 2003), Comerica Bank; and President (November 1989 to June 2003) and Chief Executive Officer (January 1992 to June 2003), Comerica Bank — Texas.	1992-2001; 2003-Present
Robert D. McDermott	50
		Senior Vice President, Finance (since July 2006), Comerica Incorporated and Comerica Bank; Senior Vice President, Financial Planning and Analysis (July 2005 to July 2006), Washington Mutual, Inc. (financial services company); and Executive Vice President, Chief Financial Officer and Chief Operations Officer (July 2001 to July 2005), Main Street Banks Inc. (financial services company).	2006-Present
Michael H. Michalak	50
		Executive Vice President (since November 2007) and Senior Vice President (March 1998 to November 2007), Comerica Incorporated; Executive Vice President (since November 2007) and Senior Vice President (November 2003 to November 2007), Comerica Bank.	2003-Present

Name	Age as of April 10, 2008	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Dennis J. Mooradian	60	Executive Vice President (since November 2003), Comerica Incorporated and Comerica Bank; Executive Vice President (May 1996 to October 2003), Wells Fargo & Company (bank holding company).	2003-Present
Thomas D. Ogden	59	Executive Vice President (since March 2007), Comerica Incorporated; President — Michigan Market (since March 2007), Executive Vice President (March 2001 to March 2007), Comerica Bank.	1999-2001; March 2007- Present
Jacquelyn H. Wolf	46
		Executive Vice President, Chief Human Resources Officer (since January 2006) and Corporate Communications Officer (April 2007 to December 2007), Comerica Incorporated and Comerica Bank; Group Director, Human Resources, Global Finance/Economic Development and Enterprise Services (May 2002 to December 2005), General Motors Corporation (automotive company).	2006-Present

Footnote:

(1)
References to Comerica and Comerica Bank (the primary banking subsidiary of Comerica) include their predecessors, where applicable.

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS

Objectives and Elements of Comerica's Compensation Program

The overall objectives of Comerica's executive compensation program are to attract, motivate, reward and retain superior executive talent. Comerica believes that in order to achieve such objectives, its programs must be competitive with executive compensation arrangements generally provided to other executive officers in the financial services industry. At the same time, Comerica believes it is important to align management incentives with shareholder interests. The various components of Comerica's executive compensation program are designed to maintain the focus of our executive officers on business goals over immediate, short-term and long-term horizons and to be competitive with our peers.

The principal components of executive compensation are base salaries, short and long-term management incentive awards, long-term stock incentive awards, retirement benefits and a limited number of perquisites. Certain executives, including the named executive officers, are also provided with change in control employment agreements (described in the "Employment Contracts and Severance or Change in Control Agreements" section below).

Our Compensation Consultant

The Compensation Committee has retained Hewitt Associates LLC ("Hewitt"), a nationally known executive compensation consulting firm, with respect to executive compensation matters. Hewitt also has been retained by the Corporate Governance and Nominating Committee with respect to director compensation matters. In each case, Hewitt provides market analyses and consulting services on compensation matters to such committees. Hewitt is independent and has not been separately retained by Comerica to provide any other services.

The market analyses Hewitt provided for the Compensation Committee's information includes detailed compensation information, derived from proxy statements, for the named executive officers at the 13 domestic bank holding companies in Comerica's peer group (described below in the "Management Incentive Plan" section). It is provided for individual compensation elements (e.g., base salary, bonus, value of option grants, etc.) and total compensation and is arrayed to show Comerica's position relative to the peer group for each element and in total. The Compensation Committee reviews this data each year and uses the information to assist in making compensation decisions for Comerica's named executive officers.

Base Salaries

Comerica pays base salaries to compensate executive officers for current service. The base salaries of the named executive officers were originally determined when they first joined Comerica or when they were promoted from within Comerica. The Compensation Committee annually considers possible adjustments to salaries based on such officers' individual performance and contribution to the organization's success.

Base salary increases for Mr. Babb, the Chief Executive Officer, are made by the Compensation Committee without any recommendations from management. Base salary increases for the named executive officers other than the Chief Executive Officer are made by the Compensation Committee upon the recommendation of Mr. Babb. In determining increases to base salaries, the Compensation Committee considers the recommendations of Mr. Babb (in the case of the named executive officers other than himself), historical salary levels for the individual, prevailing economic conditions and information provided by Hewitt, as discussed in the "Our Compensation Consultant" section above. Specific factors considered in determining the increased amounts for 2007 included the comparison of Comerica salaries for the named executive officers to comparable positions within Comerica's peer group, expected 2007 salary increases for executives at those other organizations, which were projected to range between two percent and four percent, and individual performance. Individual performance is assessed based on each executive's achievement of goals established on a performance management plan developed at the beginning of each year. Goals for each executive may vary based on his or her responsibilities but generally include objectives related to business unit performance, people management and contribution to the achievement of corporate goals.

Effective the beginning of 2007, each named executive officer received the salary increases set forth in the table below:

Named Executive Officer	2007 Salary Increase (%)	2007 Salary Increases ($)
Mr. Babb	3.60%	$32,975
Ms. Acton	3.30%	$16,000
Mr. Buttigieg	3.60%	$23,000
Mr. Mooradian	3.60%	$21,000
Ms. Beck	3.75%	$21,000

Management Incentive Plan

Comerica maintains a Management Incentive Plan for senior officers (i.e., Senior Vice President level officers and above — approximately 420 individuals, including the named executive officers) that provides cash incentives that are driven by Comerica's performance. Under the Management Incentive Plan, there are two parts to the incentives: one that is based on performance over a one-year period and another that is based on performance over a three-year period. The annual management incentive awards are intended to reward the attainment of short-term goals, while the three-year management incentive awards are intended to reward sustained performance over the long term.

Currently, the primary measures of performance under the Management Incentive Plan are based on return on common equity and earnings per share growth in relation to Comerica's peer group. These two metrics have been chosen because they are two of the most commonly used metrics by investors and analysts to evaluate a bank's performance. In addition, unlike other metrics that may be calculated differently, return on common equity and earnings per share growth have a generally prescribed formula, allowing these metrics to be easily validated and compared to Comerica's peers.

The 2007 peer group consisted of the following 13 domestic bank holding companies:

2007 Peer Group
BB&T Corporation
Fifth Third Bancorp
Huntington Bancshares Incorporated
KeyCorp
Marshall & Ilsley Corporation
M&T Bank Corporation
National City Corporation
The PNC Financial Services Group, Inc.
Regions Financial Corporation
SunTrust Banks, Inc.
UnionBanCal Corporation
U.S. Bancorp
Zions Bancorporation

The Compensation Committee has determined that this peer group is the appropriate one to use for purposes of the Management Incentive Plan because the group consists of the domestic bank holding companies that the Compensation Committee believes are the most comparable to Comerica in business focus and size. As of December 31, 2007 Comerica's assets totaled approximately $62.3 billion as compared with the peer group, which ranged from approximately $52 billion to $237 billion in assets.

At the beginning of each year, the Compensation Committee determines the funding formula that will be applied to management incentive awards under the Management Incentive Plan, depending on Comerica's ranking as compared with its peer group. The 2007 funding formula was based on one-year return on common equity and one-year earnings per share growth (for the short-term incentive) and on three-year average return on common equity and three-year average earnings per share growth (for the long-term incentive).

The Compensation Committee, in accordance with the terms of the Management Incentive Plan, may make adjustments to return on equity and earnings per share growth when such adjustments are necessary to fairly compare Comerica to its peers (such as for restructuring costs due to merger and acquisition activity or, with respect to periods prior to the effective date of Statement of Financial Accounting Standards No. 123R, to expense stock options for bank holding companies in the peer group).

Each of the named executive officers had a maximum annual and three-year incentive opportunity under the Management Incentive Plan for the performance periods ended December 31, 2007 (which represented a percentage of the respective named executive officer's base salary) as set forth in the table below:

Named Executive Officer	Maximum Annual Incentive Opportunity (as a % of base salary)	Maximum Three-Year Incentive Opportunity (as a % of base salary)
Mr. Babb	200%	100%
Ms. Acton	130%	45%
Mr. Buttigieg	180%	80%
Mr. Mooradian	130%	45%
Ms. Beck	130%	45%

The maximum percent opportunities were developed using market data for comparable positions at other financial organizations to ensure a competitive bonus opportunity, given maximum performance. The maximum opportunity increases at each level, reflecting an increase in responsibility and in market pay for comparable positions. The Compensation Committee reviews and approves the maximum funding by level each year.

The Management Incentive Plan provides a greater maximum opportunity for the short-term incentive than for the long-term incentive because it is balanced by the Long-Term Incentive Plan (discussed in the "Stock-Based Awards Under the Long-Term Incentive Plan" section below), which places more of an emphasis on long-term goals. In this way, Comerica's overall executive compensation program rewards high performance in a balanced manner, both short-term and long-term.

The maximum incentive opportunity amount is used as the baseline for downward adjustments, depending on Comerica's performance as compared to its peers. The overall maximum incentive amount could only be attained if Comerica ranked number one in both return on equity and earnings per share growth in relation to the peer group for the short-term and long-term performance periods, as set forth in the funding formula below.

For each of the Management Incentive Plan performance measurements (one-year return on common equity, one-year earnings per share growth, three-year average return on common equity and three-year average earnings per share growth), the funding formula assigns specific incentive payouts (i.e., percentages of the maximum incentive amounts) for each ranking (one through fourteen) that Comerica could achieve as compared to its peer group. If Comerica ranks poorly in relation to its peers on the funding formula criteria, executives will receive less of an incentive, or no incentive at all, depending on what the formula dictates. There is no discretion to increase a bonus for named executive officers, only discretion to decrease a bonus for a particular executive if he or she has not performed at an optimal level. Comerica believes that this strict formulaic approach to incentives is important because it causes executives to be held accountable for corporate performance.

The 2007 funding formula was as follows:

Comerica's Rank Compared to Peers	Funding %
1	100%
2	95%
3	90%
4	85%
5	80%
6	75%
7	70%
8	65%
9	60%
10	50%
11	40%
12	30%
13	20%
14	0%

In January 2008, Comerica's independent accountants, at the request of the Compensation Committee, issued a report applying certain agreed-upon procedures to assist the Compensation Committee in determining that the computations for the incentive awards issued for periods ended December 31, 2007 were made in conformity with the Management Incentive Plan. The report addressed Comerica's 2007 rankings in relation to the peer group for the annual and three-year performance periods, using the measurement components set by the Compensation Committee. In order to facilitate making the peer comparison computations in a timely manner, Comerica's data is taken from calendar year-end periods, whereas peer data is taken from periods ending in the third calendar quarter. For example, Comerica's performance for the annual performance period that began on January 1, 2007 and ended on December 31, 2007 would be compared against our peers' performance for the four quarters that began on October 1, 2006 and ended on September 30, 2007.

For the one-year performance period ended on December 31, 2007, Comerica's one-year adjusted return on common equity was 13.52%, which placed Comerica at number 3 among its peer group; its one-year adjusted earnings per share growth was (19.31)%, which placed Comerica at number 11 among its peer group. For the three-year performance period ended on December 31, 2007, Comerica's three-year adjusted average return on common equity was 15.89%, which placed Comerica at number 4 among its peer group; and its three-year adjusted average earnings per share growth was 4.46%, which placed Comerica at number 6 among its peer group. Based on these performance levels, the Compensation Committee established an incentive pool for distribution under the Management Incentive Plan.

Based on Comerica's performance under the Management Incentive Plan formula, the named executive officers received the incentives for the one-year and three-year performance periods ended December 31, 2007 as set forth in the table below:

Named Executive Officer	Annual Incentive for 2007	Three-Year Incentive for 2005-2007
Mr. Babb	$1,248,000 (130.0% of base salary)	$768,000 (80.0% of base salary)
Ms. Acton	$422,500 (84.5% of base salary)	$180,000 (36.0% of base salary)
Mr. Buttigieg	$760,500 (117.0% of base salary)	$416,000 (64.0% of base salary)
Mr. Mooradian	$509,535 (84.5% of base salary)	$217,080 (36.0% of base salary)
Ms. Beck	$490,945 (84.5% of base salary)	$209,160 (36.0% of base salary)

Stock-Based Awards Under the Long-Term Incentive Plan

Comerica's officers and employees, including all of the named executive officers, are eligible to receive stock-based awards under Comerica's Long-Term Incentive Plan, which was approved at the May 16, 2006 Annual Meeting of Shareholders. The Long-Term Incentive Plan is designed to align the interests of officers and employees of Comerica receiving awards with those of shareholders by providing an incentive to contribute to the long-term goals of Comerica. Comerica believes that equity-based compensation assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain Comerica's superior long-term performance, enhancing the value of Comerica for the benefit of its shareholders.

Awards in 2007 consisted of stock option and restricted stock grants, which were made as part of the total compensation package. Comerica believes that it is important to provide its named executive officers with both stock options and restricted stock because they serve different purposes.

Comerica feels that stock options, in particular, encourage the named executive officers to achieve long-term goals because they only have value to the recipient if there are gains in the stock price. The 2007 stock options vest ratably over four years, and no gain is realizable prior to the vesting of such options. Because the named executive officers receive value from stock option grants only in the event of stock price appreciation, Comerica believes stock options are a strong incentive to improve long-term financial performance and to increase shareholder value.

Restricted stock, on the other hand, serves a dual purpose. While it encourages the named executive officers to achieve high long-term performance (because the restricted stock will be worth more if the stock price increases), restricted stock also serves as an important retention tool because it normally will have some value even if the stock price has remained flat or declined. The 2007 restricted stock grants to the named executive officers vest five years from the date of the grant, sometimes referred to as "cliff vesting." Because the executive officer loses rights in respect of the restricted stock grant if he or she voluntary leaves Comerica prior to the expiration of the five-year period, the executive officer is motivated to remain with Comerica long-term. Vesting may be accelerated by the Compensation Committee in its discretion, as permitted by the Long-Term Incentive Plan. However, acceleration is typically only considered by the Compensation Committee in limited retirement situations, and consideration would be subject to the departing officer executing a non-solicitation agreement and, if the departing officer is a Senior Vice President or higher (as would be the case for any departing named executive officer), a non-compete agreement. The Compensation Committee has not accelerated vesting for any of the current named executive officers.

Comerica believes that this combination approach of granting stock options and restricted stock allows it to successfully retain and motivate its named executive officers. Grants of stock options and restricted stock to the named executive officers are allocated from a pool of stock that is created each year based on a percentage of each officer's base salary. Distribution from the pool to the named executive officers is based on the Compensation Committee's assessment of the officer's future potential to contribute to Comerica (as evidenced, in part, by individual performance and levels of responsibility) and of competitive data. Comerica generally allocates the awards between stock options and restricted stock by determining a dollar value to be granted to an individual, and then apportioning part of that dollar value to stock options and the other portion to restricted stock. With respect to all the named executive officers other than himself, the Chief Executive Officer makes grant recommendations to the Compensation Committee. The Compensation Committee considers his recommendations, historical grants made to the individuals and survey information provided by Comerica's independent compensation consultant, Hewitt, in making its grant determinations. With respect to the Chief Executive Officer, the Compensation Committee determines the amount of his grant without receiving any recommendation from management, although it does consider historical grant data as well as survey information provided by Hewitt. This survey information includes detailed peer compensation data, such as the value of option and restricted stock grants and Long Term Incentive Plan payments, as discussed in the "Base Salaries" section above. See also the "Perquisites" section below for additional information on certain restricted stock awards granted in connection with Comerica's corporate headquarters relocation.

Stock Granting Policy

In 2007, grants to the named executive officers were made at the regularly scheduled Compensation Committee meeting on January 23, 2007 in accordance with Comerica's Stock Granting Policy. The Stock Granting Policy stipulates that, in general, Comerica will make stock-based grants to eligible employees, including the named executive officers, once per year at the first regularly scheduled meeting of the Compensation Committee that calendar year. The grant date is the date of such regularly scheduled Compensation Committee meeting, unless (a) such meeting does not occur on a day in which the New York Stock Exchange is open for trading ("NYSE Trading Day") or (b) such meeting does not occur during a Trading Window (as defined in Comerica's Insider Trading Policy).

In accordance with the Stock Granting Policy, the Compensation Committee granted the named executive officers stock options and restricted stock on January 23, 2007, at the first regularly- scheduled meeting of the Compensation Committee in 2007. The meeting was held on a NYSE Trading Day and fell within a regularly scheduled Trading Window. The exercise price for the 2007 stock options is the closing price of Comerica's common stock on the grant date and the stock options vest ratably over four years. The 2007 restricted stock grants to the named executive officers, as previously mentioned, are subject to five-year cliff vesting.

Comerica also may award stock-based grants during the year to newly hired employees, including newly hired named executive officers, as part of their compensation package. Under the Stock Granting Policy, in most cases, the grant date would depend on the named executive officer's actual start date. For a named executive officer whose start date fell between the first and the 15th day of the month, the Compensation Committee would typically set the grant date as the last day of such month or, if the last day of such month were not a NYSE Trading Day, then the first NYSE Trading Day immediately preceding the last day of such month. If the start date fell between the 16th and the last day of the month, the grant date would be on the 15th day of the following month or, if the 15th day of the following month was not a NYSE Trading Day, then the first NYSE Trading Day immediately preceding the 15th day of such month. However, if the foregoing grant dates had already passed before a grant was made (because, for example, the Compensation Committee did not meet shortly before the time of the employee's start date), then the Stock Granting Policy provides that the Compensation Committee would make such grant at a regularly scheduled meeting, and the grant date would be the date of such regularly scheduled Compensation Committee meeting unless (a) such meeting did not occur on a NYSE Trading Day or (b) such meeting did not occur during a Trading Window. In either such case, the grant date would be the first NYSE Trading Day immediately following the regularly scheduled meeting of the Compensation Committee that also occurred in a Trading Window. None of the named executive officers was newly hired in 2007.

Likewise, under the Stock Granting Policy, when off-cycle option or restricted stock grants (such as for special recognition or retention purposes) are made to existing named executive officers, they would be made by the Compensation Committee at a regularly scheduled Compensation Committee meeting. If the grants were approved, the grant date would be the date of such regularly scheduled Compensation Committee meeting unless (a) such meeting did not occur on a NYSE Trading Day or (b) such meeting did not occur during a Trading Window. In either such case, the grant date would be the first NYSE Trading Day immediately following such regularly scheduled meeting of the Compensation Committee that also occurs in a Trading Window. None of the named executive officers received off-cycle grants in 2007.

Employee Stock Purchase Plan

Comerica has an Employee Stock Purchase Plan ("ESPP") which provides participating employees a convenient and affordable way to purchase shares of Comerica common stock without being charged a brokerage fee. This encourages share ownership, which helps to align the interests of Comerica's employees with those of its shareholders.

Stock Ownership Guidelines

Because Comerica believes it is important to align the interests of its senior officers with those of the shareholders, Comerica has stock ownership guidelines that encourage senior officers to own a significant number of shares of Comerica's common stock. The stock ownership guidelines are calculated based on the senior officer's annual base salary times a certain multiple. Comerica encourages its senior officers to achieve the targeted stock ownership levels within five years of being promoted or named to the applicable senior officer position. As of December 3, 2007, the first NYSE Trading Day in December, all named executive officers who had held their current title for at least five years had met their respective stock ownership guideline levels.

OFFICER STOCK OWNERSHIP GUIDELINES

Level	Multiple of Annual Salary	Years to Attain
Chairman and Chief Executive Officer	5.0 times	5 Years
President	3.5 times	5 Years
Vice Chairman	3.0 times	5 Years
Executive Vice President (Salary Grades BE3 and BE4)	3.0 times	5 Years
Senior Vice President (Salary Grade BE2)	2.0 times	5 Years
Senior Vice President (Salary Grade BE1)	1.0 time	5 Years

Retirement Benefits

Comerica provides retirement benefits to attract and retain employees and to encourage employees to save money for their retirement.

The Company sponsors a tax-qualified defined benefit retirement plan that provides a retirement benefit based on a salaried employee's years of service and final average monthly pay. Final average monthly pay is a participant's highest aggregate monthly compensation for 60 consecutive calendar months within the last 120 calendar months before the earlier of retirement or separation from service, divided by 60. Employees hired on or after January 1, 2007 are not eligible to participate. The Company also sponsors a Benefit Equalization Plan for Employees of Comerica Incorporated (the "SERP") to restore benefits to participants whose benefits are capped under the tax-qualified plan due to Internal Revenue Service ("IRS") limits on annual compensation, annual benefit amounts and the absence of top-heavy accruals to key employees if the plan becomes top-heavy. Comerica provides the SERP in keeping with competitive practices in the external marketplace.

The Company also maintains a 401(k) savings plan for all employees. Prior to 2007, Comerica provided two types of matching with respect to participant contributions. The first type of matching was called a core match. It consisted of a 50% match on the first $1,000 of qualified compensation the participant contributed, plus a 25% match on the next $2,000 of qualified compensation the participant contributed up to a maximum contribution of $1,000. The second type of matching was called a performance-based match. If Comerica met its financial goals, 401(k) savings plan contributors received a performance-based match in addition to the core match. The match amount varied and was made on contributions up to three percent of an individual's salary subject to the IRS annual compensation limit. The match amount was determined based on Comerica's overall performance compared to that of its peer banks. The matched amounts vested at the end of the calendar year.

Effective January 1, 2007, Comerica implemented a new Safe Harbor 401(k) plan with an enhanced match to place Comerica in a more competitive position relative to peers and to assist with recruiting and retention of employees. The 401(k) savings plan match was revised by discontinuing the current core and performance-based matches and replacing them with a 100% match on the first four percent of a participant's qualified earnings, subject to the IRS annual compensation limit of $225,000 in 2007, that have been contributed to the 401(k) savings plan. The match is placed in the employee's current investment selections and vests immediately rather than at the end of the calendar year. Under both the old and the new system, the matching criteria is the same for all employees, so the named executive officers do not receive a benefit that is not also available to other employees.

A salaried employee hired on or after January 1, 2007 does not participate in the defined benefit pension plan but is eligible for a company contribution pursuant to the Defined Contribution (DC) Feature under the 401(k) savings plan. The annual company contribution pursuant to the DC Feature is made on behalf of participants who complete at least 1,000 hours of service during the plan year and equals a percentage of compensation that is based on the participant's total age and years of service points as follows:

Total Age & Service Points	Company Contribution
Less than 40	3.0%
40-49	4.0%
50-59	5.0%
60-69	6.0%
70-79	7.0%
80 or more	8.0%

Company contribution accounts under the DC Feature are 100% vested after 3 years of service or at normal retirement age (65) or upon death while an employee. Payment of vested accounts may be made in a lump sum or as an annuity. No in-service distributions or loans from the company contribution accounts under the DC Feature are permitted.

Perquisites

During 2007, there were limited perquisites provided to the named executive officers. These included an annual physical at Comerica's cost for those named executive officers who elected to participate. This benefit was eliminated effective January 1, 2008 because Comerica did not believe it to be a necessary component of a competitive total compensation and benefits package. Other perquisites provided to named executive officers in 2007 included a company vehicle, club memberships (to the extent used for personal purposes) and tax return preparation, in each case, grossed-up for taxes. Comerica determined that it was in its best interest to continue providing these perquisites as part of a competitive pay package, which assists in recruiting and maintaining talented executives, as well as for the convenience of the named executive officers. Many of these perquisites were used primarily for business purposes, though a portion of their use may have had a personal aspect. For example, club memberships are provided for work-related purposes, such as client entertainment, though the named executive officers may also use the club memberships for personal purposes.

In 2007, the named executive officers also received relocation benefits as a result of Comerica's corporate headquarters relocation to Dallas, Texas. These benefits included pre-commitment visits, miscellaneous expense allowances, tax assistance, home sale assistance, closing costs on home sale, home buyout costs, home sale incentives, up to $100,000 of losses on the sale of homes, home finding trips, home purchase closing costs, household goods shipping, temporary living expenses, duplicate housing expenses and final trip expenses. Comerica provided relocation benefits to the named executive officers to encourage them to relocate, to help ease the transition to the new headquarters location for them and their families, and to help them remain focused on the business of Comerica rather than on personal relocation issues.

In connection with the relocation, the Compensation Committee also granted to Ms. Acton, Ms. Beck and Mr. Mooradian additional shares of restricted stock on January 22, 2008 to cover losses greater than $100,000 on their home sales. The restricted stock vests five years from the date of the grant. The Compensation Committee decided to cover this portion of the loss on sale, for those named executive officers who had completed their relocation as of December 31, 2007, through restricted stock rather than cash because it believed the other relocation benefits would meet the initial cash needs of the named executive officers but that the restricted stock would help ease the burden of a loss on sale while serving as an important retention tool (much like the regular grants discussed under the "Stock-Based Awards Under the Long-Term Incentive Plan" section above). The Compensation Committee felt that additional retention mechanisms would be beneficial in a relocation context.

Comerica has historically prohibited, and continues to prohibit, the use of any corporate aircraft by the named executive officers for personal purposes.

Employment Contracts and Severance or Change in Control Agreements

Ralph W. Babb, Jr.

At the time Ralph W. Babb, Jr. was first hired in 1995, Comerica entered into a Supplemental Pension and Retiree Medical Agreement with him, which is designed to make Mr. Babb whole with respect to pension benefits that he lost when he left his prior employer to come to Comerica. This supplemental pension provides Mr. Babb a benefit equal to the amount to which he would have been entitled under Comerica's Pension Plan had he been employed by Comerica since October 1978 (an additional 17 years of service), less amounts received by him under both Comerica's Pension Plan and the defined benefit pension plans of his prior employer. In addition, Comerica will provide Mr. Babb and his spouse with retiree medical and accidental insurance coverage for his and her lifetime on a basis no less favorable than such benefits were provided to them as of the date of the agreement.

All Named Executive Officers

Each named executive officer is a party to a change in control employment agreement with Comerica. Comerica believes that the change in control employment agreements help to aid Comerica in attracting and retaining executives by reducing the personal uncertainty that arises from the possibility of a future business combination. Moreover, the change in control employment agreements are designed to offset the uncertainty of executives as to their own futures if a change in control actually occurs. Comerica believes that the change in control employment agreements help to increase shareholder value by making the executives neutral to change in control transactions that are in the best interests of Comerica and its shareholders.

The agreements generally provide for severance benefits to be paid in the event that, during the 30-month period following a change in control, the executive's employment is terminated by Comerica without "cause" or the executive resigns for "good reason," such as following an adverse change in duties, compensation or location of employment. Comerica's change in control agreements also contain a provision that permits the named executive officers to resign for any reason within the 30-day period following the first anniversary of the change in control. This feature, sometimes referred to as a window period provision, is designed to provide incentives for the named executive officers to be available to an acquiror during a one-year transition period following a change in control. Comerica believes that the window period feature may serve the interests of Comerica and its shareholders by the anticipation that the employee, in order to satisfy the prerequisite for guaranteed severance benefits, will be available and render services both during the pendency of a takeover proposal and during the crucial one-year transition period following a change in control.

If the executive becomes entitled to receive severance benefits under his or her agreement, he or she will receive, in addition to other benefits he or she may have under any other agreement with, or benefit plan or arrangement of, Comerica:

  •
  a pro rata bonus based upon the highest annual bonus he or she earned during any of the last three fiscal years prior to the change in control or during the most recently completed fiscal year;

  •
  an amount equal to three times the executive's annual base salary;

  •
  an amount equal to three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change in control or during the most recently completed fiscal year;

  •
  a payment equal to the excess of: (a) the retirement benefits he or she would receive under Comerica's defined benefit pension and excess plans if he or she continued to receive service credit for three years after the date his or her employment was terminated over (b) the retirement benefits he or she actually accrued under the plans as of the date of termination;

  •
  provision of health, accident, disability and life insurance benefits for three years after the executive's employment terminates, unless he or she becomes eligible to receive comparable benefits during the three-year period;

  •
  payment of any legal fees and expenses reasonably incurred by the executive to enforce his or her rights under the agreement; and

  •
  outplacement services.

In our view, the severance multiple of three times base salary and bonus that each named executive officer would receive is appropriate as it is consistent with what many senior executives in the financial services industry receive.

The change in control agreements also incorporate provisions to deal with the impact of the federal excise tax on excess parachute payments. The so-called "golden parachute" tax rules subject "excess parachute payments" to a dual penalty: the imposition of a 20% excise tax upon the recipient and non-deductibility of such payments by the paying corporation. While the excise tax is seemingly evenhanded, the excise tax can discriminate against long-serving employees in favor of new hires, against individuals who do not exercise options in favor of those who do and against those who elect to defer compensation in favor of those who do not. For these reasons, we provide an excise tax gross-up in the change in control agreements.

For more information on the terms and conditions of the change in control agreements, see the section entitled "Potential Payments upon Termination or Change in Control at Fiscal Year-End 2007."

Deductibility of Executive Compensation

Comerica's executive compensation programs are designed to maximize the deductibility of executive compensation under the Internal Revenue Code. However, the Compensation Committee reserves the right in the exercise of its business judgment to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Internal Revenue Code and would not be deductible.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on that review and those discussions, it recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in Comerica's proxy statement.

The Compensation Committee

Kenneth L. Way, Chairman
Peter D. Cummings
Anthony F. Earley, Jr.
Alfred A. Piergallini

March 25, 2008

The following table summarizes the compensation of the Chief Executive Officer of Comerica, the Chief Financial Officer of Comerica and the three other most highly compensated executive officers of Comerica who were serving at the end of the fiscal year ended December 31, 2007 (collectively, the "named executive officers").

2007 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year	Salary ($)	Stock Awards (1)(2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (5) ($)	All Other Compensation (6)(7)(8) ($)	Total ($)
Ralph W. Babb, Jr. Chairman of the Board, President and Chief Executive Officer, Comerica Incorporated and Comerica Bank	2007 2006	960,000 927,025	2,150,444 2,139,189	2,302,250 2,588,650	2,016,000 1,923,576	1,389,069 946,572	336,421 82,479	9,154,184 8,607,491
Elizabeth S. Acton Executive Vice President and Chief Financial Officer, Comerica Incorporated and Comerica Bank	2007 2006	500,000 484,000	649,000 817,490	690,190 734,550	602,500 577,775	101,820 101,876	341,762 33,022	2,885,272 2,748,713
Joseph J. Buttigieg, III Vice Chairman, Comerica Incorporated and Comerica Bank	2007 2006	650,000 627,000	1,050,980 1,107,915	1,108,750 1,272,510	1,176,500 1,122,330	1,069,182 434,231	138,838 64,600	5,194,250 4,628,586
Dennis J. Mooradian Executive Vice President Comerica Incorporated and Comerica Bank	2007 2006	603,000 582,000	1,023,108 1,000,518	905,408 890,657	726,615 694,763	149,330 149,582	231,551 42,331	3,639,012 3,359,851
Mary Constance Beck Executive Vice President Comerica Incorporated and Comerica Bank	2007 2006	581,000 560,000	718,208 695,618	668,930 661,450	700,105 614,250	172,891 165,911	221,469 40,062	3,062,603 2,737,291

Footnotes:

(a)
Current position held by the named executive officer as of April 10, 2008.

(1)
This column represents the dollar amounts recognized in 2007 and 2006 for financial statement reporting purposes for the fair value of restricted stock granted to each of the named executive officers in 2007 and prior fiscal years, in accordance with SFAS 123R. For additional information on the assumptions used in determining fair value for share-based compensation, refer to notes number 1 and 15 of the Notes to the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2007. See the "2007 Grants of Plan-Based Awards" table below for information on awards made in 2007. These amounts reflect the company's accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers. See the "Outstanding Equity Awards at Fiscal Year-End 2007" table below for information on the market value of shares not vested as of December 31, 2007.

(2)
Grants of restricted stock include the right to receive cash dividends. The value of future cash dividends is included in the grant date fair value of the awards shown in the table. Amounts for 2007 and 2006, respectively, paid to each of the named executive officers on their unvested restricted stock were as follows: (Ralph W. Babb, Jr., $231,795 and $165,440; Elizabeth S. Acton, $100,790 and $100,550; Mary Constance Beck, $80,030 and $53,050; Joseph J. Buttigieg, III, $123,340 and $98,290; and Dennis J. Mooradian, $113,915 and $124,970).

(3)
This column represents the dollar amounts recognized in 2007 and 2006 for financial statement reporting purposes for the fair value of stock options granted to each of the named executive officers in 2007 and prior fiscal years, in accordance with SFAS 123R. For additional information on the valuation assumptions used in determining fair value for share-based compensation, refer to notes number 1 and 15 of the Notes to the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2007. See the "2007 Grants of Plan-Based

  Awards" table below for information on awards made in 2007. These amounts reflect the company's accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers. See the "Outstanding Equity Awards at Fiscal Year-End 2007" table below for information on the number of exercisable and unexercisable options held, option exercise prices and option expiration dates as of December 31, 2007.

(4)
Amounts in this column represent incentive awards under Comerica's Management Incentive Plan based on Comerica's return on average equity and earnings per share growth performance for the one-year and three-year performance periods ended December 31, 2007 and December 31, 2006, respectively. Participants receive the one-year and three-year performance awards entirely in cash. In addition, when senior officers elect to defer the one-year or three-year performance award, all or a portion of the deferred award will be deemed invested in Comerica common stock and paid out in common stock and/or deemed invested in various investment funds and paid out in cash, at the election of the participant. In addition, Ms. Beck and Mr. Mooradian each received a payment in 2007 under the Management Incentive Plan that was earned in 2005 and should have been paid in 2006 but was not paid due to an administrative error. Such amounts paid to Ms. Beck and Mr. Mooradian were $61,425 and $63,928 respectively. Since these amounts were earned in 2005, they are not reflected in the above table. See the "Compensation Discussion and Analysis" section above for additional information on the Management Incentive Plan.

(5)
This column represents the aggregate change in the actuarial present value of the individual's accumulated benefit under the qualified pension plan and SERP. Actuarial Assumptions under the qualified pension plan and the SERP include post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for Males and Females projected to 2010 Using Scale AA; no assumed pre-retirement mortality; and payments are projected to commence at age 65, payable in the form of a single life annuity. The actuarial assumptions also assume a 2005 discount rate of 5.50%, a 2006 discount rate of 5.89% and a 2007 discount rate of 6.47%. The years of service credited to Mr. Babb under the SERP include 17 years of service that Comerica contractually agreed to provide Mr. Babb to equalize the effect of his departure from his previous employer. See the "Pension Benefits at Fiscal Year-End 2007" table below for additional information. Comerica has not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in the column.

(6)
Amounts for 2007 for each of the named executive officers include a $9,000 matching contribution under Comerica's 401(k) savings plan. Amounts for 2006 for each of the named executive officers include a $1,000 matching contribution and $3,302 performance match under Comerica's 401(k) savings plan. Amounts for 2007 and 2006, respectively, also include life insurance premiums paid by Comerica for the benefit of certain named executive officers (Ralph W. Babb, Jr., $7,259 and $7,259; and Joseph J. Buttigieg, III, $17,202 and $13,864).

(7)
Includes 2007 and 2006 matching contributions under Comerica's Employee Stock Purchase Plan ("ESPP"). Under the ESPP, a total of five million shares of Comerica's common stock may be sold or awarded to eligible Comerica employees, including the named executive officers. The ESPP provides employees the opportunity to purchase shares of Comerica common stock without being charged a brokerage fee. Employees may contribute to the plan through regular after-tax payroll deductions, or make after-tax lump sum contributions during two window periods during the year. Comerica provides a matching contribution equal to 15% of the contributions made during the previous quarter, provided there have been no withdrawals during that quarter. Comerica also provides a matching contribution equal to five percent of the contributions made during the first of the previous two plan years, provided there have been no withdrawals during the previous two plan years and the participant is still employed on the last day of the second plan year. No matches are made on contributions exceeding $25,000 per year. In addition, under the ESPP, Comerica makes service award contributions to the accounts of employees who have attained a certain length of service. The service award contributions are used to purchase shares of Comerica stock at the current market price. All participants in the ESPP are eligible to receive matching contributions.

  Amounts for 2007 include a Quarterly Match and Retention Match, respectively, for the following named executive officers in the amount set forth opposite such officer's name: Ralph W. Babb, Jr., $0 and $1,250; Mary Constance Beck, $0 and $1,250; Joseph J. Buttigieg, III, $7 and $0; and Dennis J. Mooradian, $3,750 and $1,250. Amounts for 2006 include a Quarterly Match and Retention Match, respectively, for the following named executive officers in the amount set forth opposite such officer's name: Mary Constance Beck, $0 and $1,250; Joseph J. Buttigieg, III, $85 and $0; and Dennis J. Mooradian, $0 and $1,250. All participants in the Employee Stock Purchase Plan are eligible to receive matching contributions. In 2006, Mr. Buttigieg received 10 shares of Comerica common stock under the Employee Stock Purchase Plan as a service award in recognition of 35 years of employment. All employees who attain 35 years of service are eligible to receive the same award. None of the named executive officers received a service award in 2007.

(8)
Includes limited perquisites provided to some or all of the named executives in 2007 and 2006.

  Amounts for 2007 included an annual physical for each named executive officer who elected to have one, the value of which has been set forth opposite such officer's name: Ralph W. Babb, Jr., $1,145; Elizabeth S. Acton, $1,800; Mary Constance Beck, $1,510; and Dennis J. Mooradian, $570; a Company vehicle to each named executive officer: Ralph W. Babb, Jr., $12,545; Elizabeth S. Acton, $11,250; Mary Constance Beck, $12,250; Joseph J. Buttigieg, III, $14,750; and Dennis J. Mooradian, $12,250; club memberships to certain named executive officers: Ralph W. Babb, Jr.,

  $2,883; Elizabeth S. Acton, $2,377; Joseph J. Buttigieg, III, $52,594 (includes initiation fee for new membership following relocation to Dallas); and Dennis J. Mooradian, $4,417; tax return preparation for each named executive officer: Ralph W. Babb, Jr., $15,213; Elizabeth S. Acton, $6,772; Mary Constance Beck, $7,794; Joseph J. Buttigieg, III, $7,321; and Dennis J. Mooradian, $7,720. Amounts for 2007 also include a tax gross-up to each named executive officer, which includes the tax assistance provided under Comerica's relocation program described below: Ralph W. Babb, Jr., $91,493; Elizabeth S. Acton, $87,594; Mary Constance Beck, $47,959; Joseph J. Buttigieg, III, $19,039; and Dennis J. Mooradian, $57,290. Amounts for 2007 also include relocation benefits provided to each named executive officer as a result of Comerica's corporate headquarter relocation: Ralph W. Babb, Jr., $195,633; Elizabeth S. Acton, $222,969; Mary Constance Beck, $141,706; Joseph J. Buttigieg, III, $18,924; and Dennis J. Mooradian, $135,304. Relocation benefits included pre-commitment visits, miscellaneous expense allowances, tax assistance, home sale assistance, closing costs on home sale, home buyout costs, home sale incentives, up to $100,000 of losses on the sale of homes, home finding trips, home purchase closing costs, household goods shipping, temporary living expenses, duplicate housing expenses and final trip expenses.

  Amounts for 2006 included an annual physical for each named executive officer who elected to have one, the value of which has been set forth opposite such officer's name: Ralph W. Babb, Jr., $530 and Mary Constance Beck, $955, a Company vehicle to each named executive officer: Ralph W. Babb, Jr., $11,250; Elizabeth S. Acton, $10,750; Mary Constance Beck, $11,750; Joseph J. Buttigieg, III, $14,125; and Dennis J. Mooradian, $11,750, use of security personnel for trips to and from work for Mr. Babb (which was discontinued for him effective September 1, 2006), $7,204, club memberships to certain named executive officers: Ralph W. Babb, Jr., $4,042; Elizabeth S. Acton, $2,270; Joseph J. Buttigieg, III, $1,614; and Dennis J. Mooradian, $3,817, a home telephone/fax line to Mr. Babb and Mr. Buttigieg (which was discontinued for Mr. Babb and Mr. Buttigieg effective October 1, 2006): Ralph W. Babb, Jr., $1,004 and Joseph J. Buttigieg, III, $1,004, a home security system to Mr. Babb and Mr. Buttigieg (which were discontinued for them effective October 1, 2006 and November 27, 2006, respectively): Ralph W. Babb, Jr., $625 and Joseph J. Buttigieg, III, $9,231, tax return preparation for each named executive officer: Ralph W. Babb, Jr., $22,117; Elizabeth S. Acton, $7,342; Mary Constance Beck, $10,900; Joseph J. Buttigieg, III, $5,590; and Dennis J. Mooradian, $7,500, and a tax gross-up to each named executive officer: Ralph W. Babb, Jr., $24,146; Elizabeth S. Acton, $8,358; Mary Constance Beck, $10,905; Joseph J. Buttigieg, III, $14,215; and Dennis J. Mooradian, $13,712. The named executive officers are not permitted to use corporate aircraft for personal purposes.

The following table provides information on grants of awards to named executive officers in the fiscal year ended December 31, 2007 under Comerica's plans.

2007 GRANTS OF PLAN-BASED AWARDS

Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
						All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)
								Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards(6)
Date Award Approved by Compensation Committee
Name		Grant Date	Threshold ($)	Target ($)	Maximum(2) ($)
Ralph W. Babb, Jr.	— 01/23/2007 01/23/2007	— 1/23/2007 1/23/2007	0 — —	2,880,000 — —	2,880,000 — —	— 30,000 —	— — 100,000	— — 58.98	— 1,769,400 1,247,000
Elizabeth S. Acton	— 01/23/2007 01/23/2007	— 1/23/2007 1/23/2007	0 — —	875,000 — —	875,000 — —	— 7,000 —	— — 32,000	— — 58.98	— 412,860 399,040
Joseph J. Buttigieg, III	— 01/23/2007 01/23/2007	— 1/23/2007 1/23/2007	0 — —	1,690,000 — —	1,690,000 — —	— 14,000 —	— — 50,000	— — 58.98	— 825,720 623,500
Dennis J. Mooradian	— 01/23/2007 01/23/2007	— 1/23/2007 1/23/2007	0 — —	1,055,250 — —	1,055,250 — —	— 9,000 —	— — 34,000	— — 58.98	— 530,820 423,980
Mary Constance Beck	— 01/23/2007 01/23/2007	— 1/23/2007 1/23/2007	0 — —	1,016,750 — —	1,016,750 — —	— 9,000 —	— — 34,000	— — 58.98	— 530,820 423,980

Footnotes:

(1)
These columns reflect the potential payments for each of the named executive officers under the Management Incentive Plan for the annual performance period covering 2007 and the three-year performance period covering 2005-2007. Refer to the Management Incentive Plan portion of the "Compensation Discussion and Analysis" section above for additional information on such plan. Because there is the possibility of no incentive funding if Comerica does not meet its performance objectives, the threshold is deemed to be zero. In addition, as Comerica's goal is to meet all performance objectives, the target incentive is deemed to be the same as the maximum incentive. Incentives earned under the Management Incentive Plan for the one year and three year performance periods in 2007 and 2005-2007 are shown in the Non-Equity Incentive Compensation Plan column of the 2007 Summary Compensation Table.

(2)
As described in the "Compensation Discussion and Analysis" section above, the maximum stated for each named executive officer under the Management Incentive Plan represents the maximum amount that could be funded for each named executive officer based upon the achievement of the performance criteria under the plan and on such executive officer's organizational level and base salary. The Compensation Committee may use its discretion to reduce the payment to the named executive officer based on individual performance over the performance period. As a result, an individual's award may be less than the maximum stated in the table above for the named executive officer.

(3)
This column shows the number of restricted shares granted to each named executive officer in 2007. Unless an award is forfeited prior to vesting, each restricted stock grant award is subject to 5 year cliff vesting.

(4)
This column shows the number of stock options granted to each named executive officer in 2007. Option awards have a 10-year term and become exercisable annually in 25% increments.

(5)
The closing price of Comerica's common stock per share on January 23, 2007, the grant date.

(6)
This column represents the fair value (at grant date) of stock options and restricted stock awards granted to each of the named executive officers in 2007. The restricted stock value is calculated using the closing stock price on the date of grant. The stock option grant value is based on a binomial lattice valuation.

Comerica's Long-Term Incentive Plan.    The Long-Term Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards under the Long-Term Incentive Plan.

The maximum number of shares of Comerica's common stock available under the Long-Term Incentive Plan is 11 million, plus (i) any shares of common stock available for future awards under an earlier version of the Long-Term Incentive Plan (the "Prior LTIP"); and (ii) any shares of common stock that are represented by awards granted under the Prior LTIP that are forfeited, expire or are cancelled without delivery of the shares or that result in the forfeiture of shares back to Comerica. The Compensation Committee may not utilize more than one million shares for stock options that qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). In addition, not more than 2.2 million of the shares available for awards may be used for awards other than stock options and stock appreciation rights (e.g., restricted stock grants), and no individual may be granted awards with respect to more than 350,000 shares in any calendar year. To the extent that any award is forfeited, or terminates, expires or lapses without exercise or settlement, the shares subject to such awards forfeited or not delivered as a result thereof will again be available for awards under the Long-Term Incentive Plan.

The following table provides information on stock option and restricted stock grants awarded pursuant to the Long-Term Incentive Plan for each named executive officer that were outstanding as of the end of the fiscal year ended December 31, 2007. Each outstanding award is shown separately. The market value of the stock awards is based on the closing market price of Comerica stock on December 31, 2007 of $43.53 per share. The vesting schedule for each award is described in the footnotes to this table.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Ralph W. Babb, Jr.	0 25,000 87,500 112,500 70,000 125,000 50,000 75,000 40,000 25,000	100,000 75,000 87,500 37,500 0 0 0 0 0 0	(1) (2) (3) (4)	58.98 56.47 54.99 52.50 40.32 63.20 54.95 51.43 66.81 71.58	1/23/2017 2/15/2016 4/21/2015 4/16/2014 4/17/2013 4/17/2012 9/30/2011 5/2/2011 3/19/2009 3/20/2008	30,000 29,000 13,000 12,500 10,000	(5) (6) (7) (8) (9)	1,305,900 1,262,370 565,890 544,125 435,300
Elizabeth S. Acton	0 8,000 22,500 33,750 30,000	32,000 24,000 22,500 11,250 0	(1) (2) (3) (4)	58.98 56.47 54.99 52.50 62.02	1/23/2017 2/15/2016 4/21/2015 4/16/2014 4/13/2012	7,000 7,000 6,000 6,000 6,000	(5) (6) (7) (8) (9)	304,710 304,710 261,180 261,180 261,180
Joseph J. Buttigieg, III	0 12,500 37,500 56,250 68,000 70,000 75,000 75,000 40,000 25,000	50,000 37,500 37,500 18,750 0 0 0 0 0 0	(1) (2) (3) (4)	58.98 56.47 54.99 52.50 40.32 63.20 51.43 41.50 66.81 71.58	1/23/2017 2/15/2016 4/21/2015 4/16/2014 4/17/2013 4/17/2012 5/2/2011 3/17/2010 3/19/2009 3/20/2008	14,000 14,000 7,000 7,000 7,000	(5) (6) (7) (8) (9)	609,420 609,420 304,710 304,710 304,710
Dennis J. Mooradian	0 8,500 22,500 33,750 60,000	34,000 25,500 22,500 11,250 0	(1) (2) (3) (4)	58.98 56.47 54.99 52.50 51.90	1/23/2017 2/15/2016 4/21/2015 4/16/2014 11/04/2013	9,000 9,000 6,000 6,000 8,750	(5) (6) (7) (8) (10)	391,770 391,770 261,180 261,180 380,888
Mary Constance Beck	0 8,500 22,500 22,500	34,000 25,500 22,500 7,500	(1) (2) (3) (11)	58.98 56.47 54.99 60.70	1/23/2017 2/15/2016 4/21/2015 11/03/2014	9,000 9,000 6,000 10,000	(5) (6) (7) (12)	391,770 391,770 261,180 435,300

Footnotes:

(1)
Options vest annually in 25% increments with vesting dates of 1/23/2008, 1/24/2009, 1/24/2010 and 1/24/2011.

(2)
Options vest annually in 25% increments with vesting dates of 1/24/2007, 1/24/2008, 1/24/2009 and 1/24/2010.

(3)
Options vest annually in 25% increments with vesting dates of 1/25/2006, 1/25/2007, 1/25/2008 and 1/25/2009.

(4)
Options vest annually in 25% increments with vesting dates of 1/26/2005, 1/26/2006, 1/26/2007, and 1/25/2008.

(5)
These shares of restricted stock vest on January 22, 2012.

(6)
These shares of restricted stock vest on February 15, 2011.

(7)
These shares of restricted stock vest on April 21, 2010.

(8)
These shares of restricted stock vest on April 16, 2009.

(9)
These shares of restricted stock vest on January 28, 2008.

(10)
These shares of restricted stock vest on November 4, 2008.

(11)
Options vest annually in 25% increments with vesting dates of 11/03/2005, 11/03/2006, 11/03/2007, and 11/03/2008.

(12)
These shares of restricted stock vest on November 3, 2009.

The following table provides information concerning the exercise of stock options and the vesting of stock, including restricted stock, during the fiscal year ended December 31, 2007, for each of the named executive officers.

2007 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ralph W. Babb, Jr.(1)	146,000	3,057,895	10,000	625,600
Elizabeth S. Acton(2)	20,000	436,842	20,000	1,190,000
Joseph J. Buttigieg, III(3)	0	0	7,000	437,920
Dennis J. Mooradian(4)	0	0	8,750	390,338
Mary Constance Beck	0	0	0	0

Footnotes:

(1)
Mr. Babb exercised 21,000 stock options on March 8, 2007 with an exercise price of $40.25 and a closing market price of $59.62. He exercised 50,000 stock options on April 19, 2007 with an exercise price of $40.32 and an average sale price of $62.24, his actual market price on such day. He exercised 75,000 stock options on April 19, 2007 with an exercise price of $41.50 and an average sale price of $62.24, his actual market price on such day. He acquired 10,000 shares with a market price of $62.56 on April 17, 2007 upon the lapse of restrictions on a restricted stock award.

(2)
Ms. Acton exercised 20,000 stock options on April 19, 2007 with an exercise price of $40.32 and an average sale price of $62.16, her actual market price on such day. She acquired 20,000 shares with a market price of $59.50 on April 15, 2007 upon the lapse of restrictions on a restricted stock award.

(3)
Mr. Buttigieg acquired 7,000 shares with a market price of $62.56 on April 17, 2007 upon the lapse of restrictions on a restricted stock award.

(4)
Mr. Mooradian acquired 8,750 shares with a market price of $44.61 on November 2, 2007 upon the lapse of restrictions on a restricted stock award.

The following table gives information with respect to each plan that provides for payments or other benefits at, following, or in connection with retirement, including, without limitation, tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and nonqualified defined contribution plans. In the table below, the Comerica Incorporated Retirement Plan is referred to as the "Pension Plan" and the supplemental executive retirement plan is referred to as the "SERP".

PENSION BENEFITS AT FISCAL YEAR-END 2007(1)

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)
Ralph W. Babb, Jr.	Pension Plan SERP Total Pension Value	11.58 29.58	784,972 7,257,085 8,042,057	0 0 0
Elizabeth S. Acton	Pension Plan SERP Total Pension Value	4.75 4.75	94,081 376,119 470,200	0 0 0
Joseph J. Buttigieg, III	Pension Plan SERP Total Pension Value	35.58 35.58	1,225,627 6,176,369 7,401,996	0 0 0
Dennis J. Mooradian	Pension Plan SERP Total Pension Value	3.08 3.08	77,443 384,133 461,576	0 0 0
Mary Constance Beck	Pension Plan SERP Total Pension Value	2.08 2.08	66,713 295,501 362,214	0 0 0

Footnotes:

(1)
Actuarial Assumptions under both Plans in the table include a discount rate of 6.47%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for Males and Females projected to 2010 using Scale AA; no assumed pre-retirement mortality; and that payments are projected to commence at age 65 in the form of a single life annuity.

(2)
The years of service credited to Mr. Babb under the SERP include 17 years of service that Comerica contractually agreed to provide Mr. Babb to equalize the effect of his departure from his previous employer.

(3)
Retirement age is deemed to be the normal retirement age as defined in each respective plan.

Comerica maintains the Comerica Incorporated Retirement Plan, a tax-qualified defined benefit pension plan (the "Pension Plan"). The Pension Plan is a consolidation of the former Manufacturers National Corporation Pension Plan, the Comerica Incorporated Retirement Plan and pension plans of other companies acquired by Comerica. The Pension Plan in general covers salaried employees who are age 21 and have at least one year of service. New employees hired after December 31, 2006 are not eligible to participate in the Pension Plan.

Normal retirement age under the Pension Plan is 65, and early retirement age is 55. A participant with 10 years of service may retire at early retirement age, or thereafter, and receive payment of his or her accrued benefit, reduced by an early retirement reduction factor for commencement prior to normal retirement age. Of the named executive officers, Ralph W. Babb, Jr. and Joseph J. Buttigieg, III currently are eligible for early retirement.

A participant who retires under the Pension Plan receives a pension comprised of two parts. The first part is the pension based on the service the participant accrued under one of the aforementioned plans on the day prior to the January 1, 1994 merger of those plans into the

Pension Plan. The second part is the sum of (i) nine-tenths of one percent times the participant's final average monthly compensation, times the participant's years of benefit service since January 1, 1994 (total service not to exceed 35); plus (ii) seven tenths of one percent times the participant's final average monthly compensation in excess of the participant's covered compensation (the average of the taxable wage bases in effect for each calendar year during the 35-year period ending on the last day of the calendar year prior to the participant's attainment of Social Security Retirement Age), times the participant's years of benefit service since January 1, 1994 (total service not exceeding 30).

Final average monthly compensation is a participant's aggregate monthly compensation for the 60 consecutive calendar months that fall within the 120 calendar months preceding the participant's retirement or separation from service prior to retirement, which results in the highest aggregate monthly compensation, divided by 60. Compensation under the Pension Plan is defined as wages, salary and any other amounts received for personal service actually rendered in the course of the employee's employment with the employer, to the extent such amounts are includible in gross income, plus bonuses earned under the management incentive program. Compensation also includes pre-tax contributions to the employer's cafeteria plan, Preferred Savings Plan, and any transportation fringe benefit plan sponsored by the employer.

Compensation does not include amounts includible in income upon making an election to include the value of restricted property in income in the year of receipt, paid or reimbursed moving expenses, contributions to or distributions from a deferred compensation plan, amounts realized from the exercise of a nonqualified stock option, amounts realized when restricted stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture, amounts realized from the sale, exchange or disposition of stock acquired under a qualified stock option, premiums paid by the employer toward the purchase of group term life insurance, the cost to the employer or the value of fringe benefits, the cost to the employer or value of awards of an irregular nature, expense reimbursements, amounts paid for customer or business referrals, any amount in addition to the employee's regular salary paid in settlement of any employment-related claim, any severance payment in excess of an employee's regular base salary, or any amount paid to an employee in addition to his or her regular base salary during an interim period as an inducement to continue employment for a temporary period pending the elimination of his or her position.

The Pension Plan also provides a funding mechanism intended to help retiring employees purchase additional health care insurance. This is a level benefit to all employees that is not based on compensation but is based on "points". "Points" are the Participant's age plus service at termination or retirement. This benefit provides $1.50 per "point" payable monthly commencing on the participant's normal retirement date. Participants eligible to retire early under the pension plan who have also attained age 60 with 10 years of service or who have accumulated 80 points, are entitled to a benefit equal to $3.00 per point payable monthly commencing on their early retirement date and ending on their normal retirement date. For example, a participant retiring at age 60 and with 20 years of service, would receive a monthly payment of $240 until his or her normal retirement date, and a monthly benefit of $120 thereafter. Those vested employees not meeting the age 60 and 10 years of service or 80 point criteria would receive a flat $1.50 per point monthly benefit commencing on their normal retirement date.

Certain participants are entitled to receive an additional normal retirement benefit under the Pension Plan if the regular formula produces an amount that is less than the amount they would receive using the 2005 compensation limit and a stated annual additional amount. The named executive officers who are eligible for the additional normal retirement benefit under the Pension Plan include: Mr. Babb, with an additional annual benefit of $78,852, and Mr. Buttigieg, with an additional annual benefit of $39,888.

The 2007 limit under the Internal Revenue Code on the maximum annual pension that any participant, including any named executive officer, may receive under a tax-qualified defined benefit plan is $180,000. The maximum annual compensation of any participant that Comerica can consider in computing a pension under a qualified plan is $225,000.

A participant who is unmarried at the time of retirement generally receives a pension in the form of a single life annuity, the annual amount of which is listed in the "Pension Benefits at Fiscal Year-End 2007" table above. A participant who is married at the time of retirement generally receives a pension in the form of a joint and 50% survivor annuity, the amount of which is actuarially equivalent to the single life annuity. The pension amounts appearing in the "Pension Benefits at Fiscal Year-End 2007" table assume that retirement will occur at the normal retirement age of 65 and the benefit will be paid in the form of a single life annuity.

The amounts set forth in the table above are not subject to deduction for Social Security or other offset amounts. The pension benefit formula under each of these plans is designed so that the pension benefits payable are integrated with the Social Security taxable wage base.

In addition to the Pension Plan, Comerica maintains the SERP, which is a consolidation of the nonqualified retirement plans previously maintained by Comerica and Manufacturers National Corporation. The SERP makes up the portion of the retirement benefits lost by participants in the Pension Plan due to IRS limits on tax-qualified retirement plans that cap annual compensation which can be taken into account in determining pension benefits, cap the annual benefit that can be paid to any participant and set restrictions when a plan is top-heavy. The SERP includes the amount of certain deferrals that are not included within the compensation definition in the Pension Plan. The SERP benefits are calculated in the form of a 100% joint and survivor annuity if a participant is married, and in the form of a life annuity if a participant is not married when payments commence.

The SERP also provides the supplemental pension to Ralph W. Babb, Jr. that is described in the May 28, 1998 Supplemental Pension and Retiree Medical Agreement between Comerica and Mr. Babb, referenced on page 22 under "Employment Contracts and Severance or Change in Control Agreements," which serves to equalize the effect that the departure from his prior employer had on Mr. Babb's pension (the "Supplemental Pension").

The following table provides information on the nonqualified deferred compensation of the named executive officers with respect to the fiscal year ended December 31, 2007. The plans under which these deferrals were made are described in the section entitled "Employee Deferred Compensation Plans" below.

2007 NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Ralph W. Babb, Jr.	0	0	(435,075)	0	1,496,078
Elizabeth S. Acton	0	0	(7,198)	0	24,751
Joseph J. Buttigieg, III	0	0	0	0	0
Dennis J. Mooradian	758,691	0	8,000	0	3,042,515
Mary Constance Beck	1,024,226	0	289,889	0	2,621,132

Footnotes:

(1)
Amounts in this column represent compensation deferred in the 2007 fiscal year. The deferrals for base salary were earned and paid in 2007 and are therefore included in the 2007 Summary Compensation Table. The incentive deferrals contributed in 2007 were earned in 2006 (one-year performance period) or 2004-2006 (three-year performance period) under the Management Incentive Plan and paid in 2007. Amounts for Ms. Beck and Mr. Mooradian include a payment in 2007 under the Management Incentive Plan that was earned in 2005 and should have been paid in 2006 but was not paid due to an administrative error until 2007. These amounts were deferred in 2007 based on elections made in 2004 to defer 2005 earnings.

(2)
Amounts in this column represent the total compensation deferred by each named executive officer, together with earnings net of any losses attributed to each of them in accordance with their investment elections in the hypothetical investments offered. These investments are similar to those offered under Comerica's Preferred Savings (401(k)) Plan. The deferral contributions made in years prior to 2007 represent base salary or incentives earned under the Management Incentive Plan. Those amounts were included in the 2007 Summary Compensation Table in prior years with respect to the named executive officers at those times.

Employee Deferred Compensation Plans.    Comerica maintains two deferred compensation plans for eligible employees of Comerica and its subsidiaries: the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (the "Employee Common Stock Deferral Plan") and the 1999 Comerica Incorporated Deferred Compensation Plan (the "Employee Investment Fund Deferral Plan"). Under the Employee Common Stock Deferral Plan, eligible employees may defer specified portions of their incentive awards into units that correlate to, and are functionally equivalent to, shares of common stock of Comerica. The employees' accounts under the Employee Common Stock Deferral Plan are increased in connection with the payment of dividends paid on Comerica's common stock to reflect the number of additional shares of Comerica's common stock that could have been purchased had the dividends been paid on each share of common stock underlying then-outstanding stock units in the employees' accounts. The deferred compensation under the Employee Common Stock Deferral Plan is payable in shares of Comerica's common stock following termination of service as an employee, over the period elected by the employee.

Similarly, under the Employee Investment Fund Deferral Plan, eligible employees may defer specified portions of their compensation, including salary, bonus and incentive awards, into units that correlate to, and are functionally equivalent to, shares of mutual funds offered under the Employee Investment Fund Deferral Plan. Beginning in 1999, no such funds include Comerica stock. The employees' accounts under the Employee Investment Fund Deferral Plan are increased in connection with the payment of dividends paid on the fund shares to reflect the number of additional shares of the fund stock that could have been purchased had the dividends been paid on each share of fund stock underlying then-outstanding stock units in the employees' accounts. The deferred compensation under the Employee Investment Fund Deferral Plan is payable in cash following termination of service as an employee, over the period elected by the employee.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
AT FISCAL YEAR-END 2007

Comerica has entered into certain agreements and maintains certain plans that will require it to provide compensation to named executive officers of Comerica in the event of a termination of employment or a change in control of Comerica. The estimated payouts under a variety of termination scenarios for the named executive officers are shown below. All scenarios assume the named executive officer's date of termination is December 31, 2007 (the last business day of the last completed fiscal year) and the price per share of Comerica's stock on the date of termination is $43.53 per share (the closing market price as of that day). The scenarios do not include situations in which all employees, including the named executive officers, are treated the same (e.g., an involuntary termination that triggers a severance payment under the Comerica Incorporated Severance Pay Plan, the terms of which apply to all employees).

Voluntary Termination.    Other than the arrangements detailed in the "Employment Contracts and Severance or Change in Control Agreements" section of the "Compensation Discussion and Analysis" portion of this proxy statement, Comerica does not have contracts with its named executive officers that would require cash severance payments upon termination.

Early Retirement.    None of the named executive officers currently meets the eligibility for normal retirement (age 65), though Mr. Babb and Mr. Buttigieg are eligible for early retirement (at least

55 years of age with at least 10 years of service). For the named executive officers who are retirement eligible, their outstanding stock option awards would continue vesting as before termination (with the exception of grants made in the year of retirement, which would be canceled), and vested options would continue to be exercisable until their expiration date. With respect to the named executive officers who are not retirement eligible, the Compensation Committee may, in its discretion, allow their option awards to be treated the same as other retirees. Normally, the Compensation Committee would only consider making that determination if the Chief Executive Officer recommended that treatment and the named executive officer signed a non-solicit and non-compete agreement.

Similarly, unvested grants of restricted stock are forfeited upon termination, including retirement, though the Compensation Committee may also approve acceleration of the vesting of those awards. Such acceleration would typically only be considered if the named executive officer signed a non-solicit and non-compete agreement.

Payments upon early retirement are described in the "Pension Benefits at Fiscal Year-End 2007" table and narrative above. For the termination tables below, actuarial assumptions under the Pension Plan and the SERP include a discount rate of 6.47%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for Males and Females projected to 2010 using Scale AA; no assumed pre-retirement mortality; and that payments are assumed to commence at January 1, 2008 in the form of a life annuity (except death would be a survivor annuity to the spouse).

Change in Control.    Each named executive officer is a party to a change in control employment agreement with Comerica. Comerica believes that the change in control employment agreements can help to aid Comerica in attracting and retaining executives by reducing the personal uncertainty that arises from the possibility of a future business combination. Moreover, the change in control employment agreements are designed to offset the uncertainty of executives as to their own futures if a change in control occurs, and make the executives neutral to change in control transactions that are in the best interests of Comerica and its shareholders, thereby increasing shareholder value.

The agreement is for an initial three-year period (the "Agreement Period"), commencing on the date the executive and Comerica sign the agreement, and this Agreement Period is extended automatically at the end of each year for an additional one year in order to maintain a rolling three-year period unless Comerica delivers written notice to the named executive officer, at least sixty days prior to the annual renewal date, that the agreement will not be extended. It is intended that the change in control employment agreements will be operated in compliance with applicable law, including Section 409A of the Internal Revenue Code.

If a change in control of Comerica occurs during the Agreement Period, each named executive officer will have a right to continued employment for a period of 30 months from the date of the change in control (the "Employment Period"). During the Employment Period, the executive officer agrees to remain in the employ of Comerica subject to the terms of the change in control agreement. The change in control agreement provides that during the Employment Period:

  •
  The executive's position and duties will be at least commensurate with the more significant duties held by him or her during the 120 day period prior the date of a change in control.

  •
  Comerica will assign the executive an office at the location where he or she was employed on the date the change in control occurred or an office less than 60 miles from such office.

  •
  Each executive will receive a monthly base salary equal to or greater than the highest monthly base salary he or she earned from Comerica during the twelve month period prior to the date of the change in control, and an annual cash bonus at least equal to the highest bonus he or she earned during any of the last three fiscal years prior to the date the change in control occurred. (Comerica will annualize the amount of the bonus earned by the executive if the executive was not employed by Comerica for the entire year.)

  •
  The executive also will be eligible to receive annual salary increases and to participate in all of Comerica's executive compensation plans and employee benefit plans, including health, accident, disability and life insurance benefit plans, at least equal to the most favorable of those plans which were in effect at any time during the 120 day period preceding the effective date of his or her agreement.

If the executive dies or becomes disabled during the Employment Period, the executive or his or her beneficiary will receive accrued obligations, including salary, pro rata bonus, deferred compensation and vacation pay, and death or disability benefits.

The agreement also provides severance benefits to the executive if Comerica terminates his or her employment for a reason other than cause or disability or if he or she resigns for good reason during the Employment Period. Good reason under the agreement includes termination of the agreement by the executive for any reason during the 30-day period immediately following the first anniversary of the change in control. If the executive becomes entitled to receive severance benefits under his or her agreement, he or she will receive in addition to other benefits he or she may have under any other agreement with, or benefit plan or arrangement of, Comerica:

  •
  any unpaid base salary through the date of termination;

  •
  a proportionate bonus based upon the highest annual bonus he or she earned during any of the last three fiscal years prior to the change in control or during the most recently completed fiscal year;

  •
  an amount equal to three times the executive's annual base salary;

  •
  an amount equal to three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change in control or during the most recently completed fiscal year;

  •
  a payment equal to the excess of: (a) the retirement benefits he or she would receive under Comerica's defined benefit pension and excess plans if he or she continued to receive service credit for three years after the date his or her employment was terminated, over (b) the retirement benefits he or she actually accrued under the plans as of the date of termination;

  •
  provision of health, accident, disability and life insurance benefits for three years after the executive's employment terminates, unless he or she becomes eligible to receive comparable benefits during the three-year period;

  •
  payment of any legal fees and expenses reasonably incurred by the executive to enforce his or her rights under the agreement; and

  •
  outplacement services.

If any payment or benefit to the executive under the agreement or otherwise would be subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive will receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) do not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments will be made with respect to the excise tax, and the payments otherwise due to the executive will be reduced to an amount necessary to prevent the application of the excise tax.

The descriptions of the plans and agreements described in this proxy statement reflect their terms as in effect on the date hereof. Comerica intends to amend its plans and agreements to the extent necessary to comply with final regulations and transitional guidance issued by the IRS applicable to nonqualified deferred compensation plans subject to Section 409A of the Internal Revenue Code, and it is intended that the plans and agreements be operated in compliance therewith.

Severance benefits that may result from a Change in Control are also described in the "Compensation Discussion and Analysis" section under the portion titled "Employment Contracts and Severance or Change in Control Agreements." Actuarial Assumptions to calculate pension related lump sums for the estimates below are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the pension plan. The interest rates used were based on the PPA 3 segment yield curve without phase-in of 30 year Treasury Rates: 4.92% for the first 5 years, 6.02% for years 5-20 and 6.47% for years after 20. Mortality projections were based on the RR2007-67 Mortality Table.

Disability.    Comerica offers long-term disability insurance to all full-time employees. The plan offers coverage of 60% of base salary up to a limit set by Comerica's disability carrier. The only difference in coverage for senior officers, including the named executive officers, is an option to purchase additional coverage for 60% of bonus awards, calculated based on the employee's three year rolling average bonus. For named executive officers whose compensation exceeds the limit on coverage provided by Comerica's disability carrier, to provide long-term disability insurance consistent with the 60% of base salary and bonus awards offered to other senior officers, Comerica self-insures against the difference between 60% of the Highly Compensated Employee's base salary and the corresponding coverage provided by Comerica's disability carrier. If the Highly Compensated Employee elects to have long-term disability coverage for his or her bonus, and pays the corresponding premium, Comerica will also self-insure against the difference between 60% of the bonus and the corresponding coverage provided by Comerica's disability carrier. The amounts for disability payments in the case of termination due to disability in the tables below reflect the monthly benefit the executive would receive until age 65. If an employee terminates due to disability, the employee is eligible to receive 29 months of company paid medical insurance and company paid basic life insurance based on their election.

If an executive becomes disabled, vested stock options granted under Comerica's Long Term Incentive Plan will continue to be exercisable for three years after the disability date or the normal expiration date of the grant, whichever is earlier. Restricted stock awards vest upon termination due to disability.

Death.    In the event of the death of a named executive officer, vested stock options granted under Comerica's Long Term Incentive Plan will continue to be exercisable for one year after death or the normal expiration date of the grant, whichever is earlier. Restricted stock awards also vest upon death. Comerica offers life insurance to all full-time and part-time employees. Two of the named executive officers, Mr. Babb and Mr. Buttigieg, have additional life insurance polices paid by Comerica that are also disclosed in the "All Other Compensation" column of the 2007 Summary Compensation Table.

The following table describes potential termination and change in control payments to Mr. Babb, Comerica's Chief Executive Officer, under a variety of circumstances.

Ralph W. Babb, Jr. Executive Benefits and Payments Upon Termination or Change in Control	Early Retirement(1)	Change in Control(3)	Disability	Death
Compensation:
Change in Control Misc. Lump Sum(2)	0	9,495,186	0	0
Management Incentive Plan(3)	2,016,000	2,205,062	2,016,000	2,016,000
Restricted Stock(1)	4,113,585	4,113,585	4,113,585	4,113,585
Stock Options (Accelerated and In-the-Money)(4)	0	0	0	0
Non-Qualified Deferred Compensation Plans(5)	1,496,078	1,496,078	1,496,078	1,496,078
Benefits and Perquisites:
Qualified Pension Plan(6)	912,297	912,297	0	817,745
Non-Qualified Supplemental Executive Retirement Plan (SERP)(6)	8,447,973	8,447,973	13,520,978	7,572,035
Change in Control Non-Qualified Pension Lump Sum(7)	0	3,073,321	0	0
Health and Welfare Benefits(8)	231,967	231,967	231,967	122,645
Disability Income(9)	0	0	85,811	0
Life Insurance Benefits(10)	0	34,395	3,248	2,279,000
Outplacement(11)	0	50,000	0	0
Excise Tax and Gross-up(12)	0	4,981,276	0	0
Total:	17,217,900	35,041,140	21,467,667	18,417,088

Footnotes:

(1)
Mr. Babb is not eligible for normal retirement because he is not 65 years old, but he is eligible for early retirement and would be treated as an early retiree upon a voluntary termination. With respect to the early retirement column, this table assumes the Compensation Committee approves the acceleration of the vesting of his restricted stock awards. Such acceleration would typically only be considered if the named executive officer signed a non-solicit and non-compete agreement. Restricted stock awards vest upon a change in control or termination due to disability or death. All amounts are equal to the fair market value of restricted shares held as of December 31, 2007 based on the closing stock price on that date.

(2)
The Change in Control Misc. Lump Sum is the sum of three times the executive's annual base salary and three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change of control. The named executive officer would be entitled to this amount upon termination initiated by him for good reason or termination initiated by Comerica other than for cause, death or disability, following a change in control ("Change in Control Termination"). The base salary used for Mr. Babb was his 2007 salary of $960,000. Annual bonus for this purpose includes awards earned under the Management Incentive Plan for the annual and three year performance periods that are paid annually based on performance as described in the "Compensation Discussion and Analysis" section. For purposes of this computation, the highest annual bonus was $2,205,062, representing the one-year and the three-year performance periods ended December 31, 2005.

(3)
Management Incentive Plan payments assume that for retirement, disability or death as of December 31, 2007, the executive would receive the award earned for the one-year and the three-year performance periods ended December 31, 2007. Except as otherwise indicated, the named executive officer would be entitled to the amount in the Change in Control column upon a Change in Control Termination. Amounts in the Change in Control column assume that the executive would receive a proportionate bonus based upon the highest annual bonus he earned during any of the last three fiscal years prior to the change in control. See footnote number 2 for information on the highest annual bonus.

(4)
Unvested stock options automatically accelerate upon a change in control. Assuming the change in control event occurred on December 31, 2007, no gain was realized for accelerated grants based on Comerica's closing stock price on that date.

(5)
Deferred Compensation amounts include the value of the executive's deferred compensation account(s) as of December 31, 2007. At retirement, deferred compensation balances would be distributed in a lump sum or annual installments based on the participant's distribution election(s). Termination for any reason other than retirement would trigger a lump sum distribution regardless of the participant's distribution election.

(6)
Pension Plan and SERP amounts represent the present value of the early retirement, Change in Control Termination, disability and death benefits respectively at December 31, 2007. Actuarial assumptions under the Pension Plan and the SERP include a discount rate of 6.47%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for Males and Females projected to 2010 using Scale AA; no assumed pre-retirement mortality; and that payments are assumed to commence at January 1, 2008 in the form of a single life annuity (except for death, in which case they are assumed to be in the form of a survivor annuity to the spouse). See the "Pension Benefits at Fiscal Year-End 2007" table for the present value of the accumulated benefit if the executive waited until normal retirement age, as opposed to early retirement age, to begin receiving retirement payments. The Pension Plan and SERP amounts provided in the Change in Control column are the same as the amounts for early retirement, as they represent the retirement benefits actually accrued under the plans as of the date of a termination (though in this case at a change of control). The amounts do not include the additional pension lump sum provided for in the change in control employment agreement which is listed in the row titled "Change in Control Non-Qualified Pension Lump Sum" and described in footnote 7.

(7)
See also the "Employment Contracts and Severance or Change in Control Agreements" section, above, for a discussion of the change in control employment agreement to which the named executive officer is a party. Upon a Change in Control Termination, the agreement provides for a payment equal to the excess of: (a) the retirement benefits the executive would receive under Comerica's defined benefit pension and excess plans if he continued to receive service credit for three years after the date his employment was terminated, over (b) the retirement benefits he actually accrued under the plans as of the date of termination. Actuarial Assumptions to calculate are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the pension plan. The interest rates used were based on the PPA 3 segment yield curve without phase-in of 30 year Treasury Rates: 4.92% for the first 5 years, 6.02% for years 5-20 and 6.47% for years after 20. Mortality projections were based on the RR2007-67 Mortality Table.

(8)
Health and Welfare Benefits for Mr. Babb represent the present value of Mr. Babb's retiree medical benefits for him and his spouse in each scenario, as provided for Mr. Babb in his Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change in Control Agreements" section above.

(9)
The executive has elected to purchase coverage for 60% of his bonus awards, calculated based on his three year rolling average bonus. The amounts shown in the table for termination due to disability represent the monthly benefit the executive would receive under such coverage until age 65. Refer to the paragraph describing disability benefits toward the beginning of this "Potential Payments upon Termination or Change in Control at Fiscal Year-End 2007" section.

(10)
Life insurance benefits reported in the Change in Control column represent the cost of premiums for a period of 36 months upon a Change in Control Termination, per the terms of the change in control employment agreement discussed in footnote 7. For Mr. Babb, this amount includes premiums for basic and optional life in addition to the premium for the life insurance policy provided to him as described in footnote 5 to the 2007 Summary Compensation Table. Life insurance benefits reported in the disability column include premiums for basic life insurance for a period of 29 months. This is a benefit provided to all employees who terminate due to disability. The life insurance benefit at death represents the total death benefit of basic, optional and other company paid life insurance.

(11)
Estimated expense for outplacement program upon a Change in Control Termination, per the change in control employment agreement referenced in footnote 7.

(12)
Excise tax and gross up payments upon a Change in Control Termination are calculated per the terms of the change in control employment agreement referenced in footnote 7. The agreement provides if any payment or benefit to the executive under the agreement or otherwise would be subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive will receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) do not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments will be made with respect to the excise tax, and the payments otherwise due to the executive will be reduced to an amount necessary to prevent the application of the excise tax.

The following table describes the potential termination and change in control payments to Ms. Acton, Comerica's Chief Financial Officer, under a variety of circumstances.

Elizabeth S. Acton Executive Benefits and Payments Upon Termination or Change in Control	Voluntary Termination(1)	Change in Control(3)	Disability	Death
Compensation:
Change in Control Misc. Lump Sum(2)	0	3,570,939	0	0
Management Incentive Plan(3)	0	690,313	602,500	602,500
Restricted Stock(1)	1,392,960	1,392,960	1,392,960	1,392,960
Stock Options (Accelerated and In-the-Money)(4)	0	0	0	0
Non-Qualified Deferred Compensation Plans(5)	24,751	24,751	24,751	24,751
Benefits and Perquisites:
Qualified Pension Plan(6)	79,371	79,371	0	66,290
Non-Qualified Supplemental Executive Retirement Plan (SERP)(6)	396,705	396,705	0	331,308
Change in Control Non-Qualified Pension Lump Sum(7)	0	499,746	0	0
Health and Welfare Benefits(8)	0	46,112	33,710	0
Disability Income(9)	0	0	27,011	0
Life Insurance Benefits(10)	0	4,032	3,248	1,000,000
Outplacement(11)	0	35,000	0	0
Excise Tax and Gross-up(12)	0	1,363,581	0	0
Total:	1,893,787	8,103,510	2,084,180	3,417,809

Footnotes:

(1)
Ms. Acton is not eligible for normal or early retirement because she is not yet 65 years old and she had not worked for Comerica for a minimum of 10 years as of December 31, 2007. With respect to the voluntary termination column, this table assumes the Compensation Committee approved acceleration of her restricted stock awards. Such acceleration would typically only be considered if the named executive officer signed a non-solicit and non-compete agreement. Restricted stock awards vest upon a change in control or termination due to disability or death. All amounts are equal to the fair market value of restricted shares held as of December 31, 2007 based on the closing stock price on that date.

(2)
The Change in Control Misc. Lump Sum is the sum of three times the executive's annual base salary and three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change of control. The named executive officer would be entitled to this amount upon termination initiated by her for good reason or termination initiated by Comerica other than for cause, death or disability, following a change in control ("Change in Control Termination"). The base salary used for Ms. Acton was her 2007 salary of $500,000. Annual bonus for this purpose includes awards earned under the Management Incentive Plan for the annual and three year performance periods that are paid annually based on performance as described in the "Compensation Discussion and Analysis" section. For purposes of this computation, the highest annual bonus was $690,313, representing the one-year and the three-year performance periods ended December 31, 2005.

(3)
Management Incentive Plan payments assume that for retirement, disability or death as of December 31, 2007, the executive would receive the award earned for the one-year and the three-year performance periods ended December 31, 2007. Except as otherwise indicated, the named executive officer would be entitled to the amount in the Change in Control column upon a Change in Control Termination. Amounts in the Change in Control column assume the executive would receive a proportionate bonus based upon the highest annual bonus she earned during any of the last three fiscal years prior to the change in control. See footnote number 2 for information on the highest annual bonus. With respect to Management Incentive Plan payments at voluntary termination, if Ms. Acton had been eligible for early retirement (at least 55 years of age with at least 10 years of service) on December 31, 2007, she would also have been eligible to receive her awards for the one-year and the three-year performance periods ended December 31, 2007, consistent with treatment of other retirees.

(4)
Unvested stock options automatically accelerate upon a change in control. Assuming the change in control event occurred on December 31, 2007, no gain was realized for accelerated grants based on Comerica's closing stock price on that date.

(5)
Deferred Compensation amounts include the value of the executive's deferred compensation account(s) as of December 31, 2007. At retirement, deferred compensation balances would be distributed in a lump sum or annual installments based on the participant's distribution election(s). Termination for any reason other than retirement would trigger a lump sum distribution regardless of the participant's distribution election.

(6)
Pension Plan and SERP amounts represent the present value of the voluntary termination, Change in Control Termination, disability and death benefits respectively at December 31, 2007. As discussed in footnote 1, Ms. Acton is not eligible for early retirement but does have a vested benefit under the Pension Plan and is eligible for a vested separated retirement benefit. Actuarial assumptions under the Pension Plan and the SERP include a discount rate of 6.47%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for Males and Females projected to 2010 using Scale AA; no assumed pre-retirement mortality; and that payments are assumed to commence at January 1, 2008 in the form of a single life annuity (except for death, in which case they are assumed to be in the form of a survivor annuity to the spouse). See the "Pension Benefits at Fiscal Year-End 2007" table for the present value of the accumulated benefit if the executive waited until normal retirement age to begin receiving retirement payments. The Pension Plan and SERP amounts provided in the Change in Control column are the same as the amounts for voluntary termination, as they represent the retirement benefits actually accrued under the plans as of the date of a termination (though in this case at a change of control). The amounts do not include the additional pension lump sum provided for in the change in control employment agreement which is listed in the row titled "Change in Control Non-Qualified Pension Lump Sum" and described in footnote 7. Ms. Acton was not eligible to receive a disability benefit as of December 31, 2007 as she did not meet the 15 year service requirement under the Pension Plan.

(7)
See also the "Employment Contracts and Severance or Change in Control Agreements" section, above, for a discussion of the change in control employment agreement to which the named executive officer is a party. Upon a Change in Control Termination, the agreement provides for a payment equal to the excess of: (a) the retirement benefits the executive would receive under Comerica's defined benefit pension and excess plans if she continued to receive service credit for three years after the date her employment was terminated, over (b) the retirement benefits she actually accrued under the plans as of the date of termination. Actuarial Assumptions to calculate are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the pension plan. The interest rates used were based on the PPA 3 segment yield curve without phase-in of 30 year Treasury Rates: 4.92% for the first 5 years, 6.02% for years 5-20 and 6.47% for years after 20. Mortality projections were based on the RR2007-67 Mortality Table.

(8)
Health and welfare benefits for Ms. Acton upon a Change in Control Termination are equal to the cost of coverage for medical, dental and vision coverage based on 2007 elections, if coverage was elected, for a period of 36 months. The benefits provided upon termination due to disability represent 29 months of company paid medical coverage, based on the 2007 election, consistent with the benefit provided to any employee who is terminated due to disability.

(9)
The executive has elected to purchase coverage for 60% of her bonus awards, calculated based on her three year rolling average bonus. The amounts shown in the table for termination due to disability represent the monthly benefit the executive would receive under such coverage until age 65. Refer to the paragraph describing disability benefits toward the beginning of this "Potential Payments upon Termination or Change in Control at Fiscal Year-End 2007" section.

(10)
Life insurance benefits reported in the Change in Control column represent the cost of premiums for a period of 36 months upon a Change in Control Termination, per the terms of the change in control employment agreement discussed in footnote 7. For Ms. Acton, this amount includes premiums for basic life. Life insurance benefits reported in the disability column include premiums for basic life insurance for a period of 29 months. This is a benefit provided to all employees who terminate due to disability. The life insurance benefit at death represents the total death benefit of basic life insurance.

(11)
Estimated expense for outplacement program upon a Change in Control Termination, per the change in control employment agreement referenced in footnote 7.

(12)
Excise tax and gross up payments upon a Change in Control Termination are calculated per the terms of the change in control employment agreement referenced in footnote 7. The agreement provides if any payment or benefit to the executive under the agreement or otherwise would be subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive will receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) do not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments will be made with respect to the excise tax, and the payments otherwise due to the executive will be reduced to an amount necessary to prevent the application of the excise tax.

The following table describes the potential termination and change in control payments to Mr. Buttigieg, Comerica's Vice Chairman, under a variety of circumstances.

Joseph J. Buttigieg, III Executive Benefits and Payments Upon Termination or Change in Control	Early Retirement(1)	Change in Control(3)	Disability	Death
Compensation:
Change in Control Misc. Lump Sum(2)	0	5,825,025	0	0
Management Incentive Plan(3)	1,176,500	1,291,675	1,176,500	1,176,500
Restricted Stock(1)	2,132,970	2,132,970	2,132,970	2,132,970
Stock Options (Accelerated and In-the-Money)(4)	0	0	0	0
Non-Qualified Deferred Compensation Plans(5)	0	0	0	0
Benefits and Perquisites:
Qualified Pension Plan(6)	1,395,590	1,395,590	1,523,001	1,236,072
Non-Qualified Supplemental Executive Retirement Plan (SERP)(7)	6,952,554	6,952,554	7,654,566	6,160,924
Change in Control Non-Qualified Pension Lump Sum(7)	0	1,732,763	0	0
Health and Welfare Benefits(8)	0	38,134	28,894	0
Disability Income(9)	0	0	50,673	0
Life Insurance Benefits(10)	0	54,227	2,111	1,280,900
Outplacement(11)	0	35,000	0	0
Excise Tax and Gross-up(12)	0	1,819,872	0	0
Total:	11,657,614	21,277,810	12,568,715	11,987,366

Footnotes:

(1)
Mr. Buttigieg is not eligible for normal retirement because he is not 65 years old, but he is eligible for early retirement and would be treated as an early retiree upon a voluntary termination. With respect to the early retirement column, this table assumes the Compensation Committee approves the acceleration of the vesting of his restricted stock awards. Such acceleration would typically only be considered if the named executive officer signed a non-solicit and non-compete agreement. Restricted stock awards vest upon a change in control or termination due to disability or death. All amounts are equal to the fair market value of restricted shares held as of December 31, 2007 based on the closing stock price on that date.

(2)
The Change in Control Misc. Lump Sum is the sum of three times the executive's annual base salary and three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change of control. The named executive officer would be entitled to this amount upon termination initiated by him for good reason or termination initiated by Comerica other than for cause, death or disability, following a change in control ("Change in Control Termination"). The base salary used for Mr. Buttigieg was his 2007 salary of $650,000. Annual bonus for this purpose includes awards earned under the Management Incentive Plan for the annual and three year performance periods that are paid annually based on performance as described in the "Compensation Discussion and Analysis" section. For purposes of this computation, the highest annual bonus was $1,291,675, representing the one-year and the three-year performance periods ended December 31, 2005.

(3)
Management Incentive Plan payments assume that for retirement, disability or death as of December 31, 2007, the executive would receive the award earned for the one-year and the three-year performance periods ended December 31, 2007. Except as otherwise indicated, the named executive officer would be entitled to the amount in the Change in Control column upon a Change in Control Termination. Amounts in the Change in Control column assume the executive would receive a proportionate bonus based upon the highest annual bonus he earned during any of the last three fiscal years prior to the change in control. See footnote number 2 for information on the highest annual bonus.

(4)
Unvested stock options automatically accelerate upon a change in control. Assuming the change in control event occurred on December 31, 2007, no gain was realized for accelerated grants based on Comerica's closing stock price on that date.

(5)
Mr. Buttigieg has not elected to defer any compensation.

(6)
Pension Plan and SERP amounts represent the present value of the early retirement, Change in Control Termination, disability and death benefits respectively at December 31, 2007. Actuarial assumptions under the Pension Plan and the SERP include a discount rate of 6.47%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for Males and Females projected to 2010 using Scale AA; no assumed pre-retirement mortality; and that payments are assumed to commence at January 1, 2007 in the form of a single life annuity (except for death, in which case they are assumed to be in the form of a survivor annuity to the spouse). See the "Pension Benefits at Fiscal Year-End 2007" table for the present value of the accumulated benefit if the executive waited until normal retirement age, as opposed to early retirement age, to begin receiving payments. The Pension Plan and SERP amounts provided for the Change in Control column are the same as the amounts for early retirement numbers as they represent the retirement benefits actually accrued under the plans as of the date of termination (though in this case at a change of control). The amounts do not include the additional pension lump sum provided for in the change in control employment agreement which is listed in the row titled "Change in Control Non-Qualified Pension Lump Sum" and described in footnote 7.

(7)
See also the "Employment Contracts and Severance or Change in Control Agreements" section, above, for a discussion of the change in control employment agreement to which the named executive officer is a party. Upon a Change in Control Termination, the agreement provides for a payment equal to the excess of: (a) the retirement benefits the executive would receive under Comerica's defined benefit pension and excess plans if he continued to receive service credit for three years after the date his employment was terminated, over (b) the retirement benefits he actually accrued under the plans as of the date of termination. Actuarial Assumptions to calculate are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the pension plan. The interest rates used were based on the PPA 3 segment yield curve without phase-in of 30 year Treasury Rates: 4.92% for the first 5 years, 6.02% for years 5-20 and 6.47% for years after 20. Mortality projections were based on the RR2007-67 Mortality Table.

(8)
Health and Welfare Benefits for Mr. Buttigieg upon a Change in Control Termination are equal to the cost of coverage for medical, dental and vision coverage based on 2007 elections, if coverage was elected, for a period of 36 months. The benefits provided upon termination due to disability represent 29 months of company paid medical coverage, based on the 2007 election, consistent with the benefit provided to any employee who is terminated due to disability.

(9)
The executive has elected to purchase coverage for 60% of his bonus awards, calculated based on his three year rolling average bonus. The amounts shown in the table for termination due to disability represent the monthly benefit the executive would receive under such coverage until age 65. Refer to the paragraph describing disability benefits toward the beginning of this "Potential Payments upon Termination or Change in Control at Fiscal Year-End 2007" section.

(10)
Life insurance benefits reported in the Change in Control column represent the cost of premiums for a period of 36 months upon a Change in Control Termination, per the terms of the change in control employment agreement discussed in footnote 7. For Mr. Buttigieg, this amount includes premiums for basic life in addition to the premium for the executive life insurance policy provided to him as described in footnote 5 to the 2007 Summary Compensation Table. Life insurance benefits reported in the disability column include premiums for basic life insurance for a period of 29 months. This is a benefit provided to all employees who terminate due to disability. The life insurance benefit at death represents the total death benefit of basic and other company paid life insurance. The executive life policy that Mr. Buttigieg has also provides post-retirement death benefits that would pay 100% of the ultimate pre-retirement death benefit in the year of retirement and reduce to 85% the next year, 70% the following year and 50% in following years. This policy also has a cash surrender value in the amount of $98,398 as of December 31, 2007.

(11)
Estimated expense for outplacement program upon a Change in Control Termination, per the change in control employment agreement referenced in footnote 7.

(12)
Excise tax and gross up payments upon a Change in Control Termination are calculated per the terms of the change in control employment agreement referenced in footnote 7. The agreement provides if any payment or benefit to the executive under the agreement or otherwise would be subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive will receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) do not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments will be made with respect to the excise tax, and the payments otherwise due to the executive will be reduced to an amount necessary to prevent the application of the excise tax.

The following table describes the potential termination and change in control payments to Mr. Mooradian, Comerica's Executive Vice President, under a variety of circumstances.

Dennis J. Mooradian Executive Benefits and Payments Upon Termination or Change in Control	Voluntary Termination(1)	Change in Control(3)	Disability	Death
Compensation:
Change in Control Misc. Lump Sum(2)	0	4,110,390	0	0
Management Incentive Plan(3)	0	767,130	726,615	726,615
Restricted Stock(1)	1,686,788	1,686,788	1,686,788	1,686,788
Stock Options (Accelerated and In-the-Money)(4)	0	0	0	0
Non-Qualified Deferred Compensation Plans(5)	3,042,515	3,042,515	3,042,515	3,042,515
Benefits and Perquisites:
Qualified Pension Plan(6)	0	0	0	0
Non-Qualified Supplemental Executive Retirement Plan (SERP)(7)	0	0	0	0
Change in Control Non-Qualified Pension Lump Sum(7)	0	1,249,857	0	0
Health and Welfare Benefits(8)	0	0	0	0
Disability Income(9)	0	0	33,365	0
Life Insurance Benefits(10)	0	4,032	3,248	1,000,000
Outplacement(11)	0	35,000	0	0
Excise Tax and Gross-up(12)	0	2,546,378	0	0
Total:	4,729,303	13,442,090	5,492,531	6,455,918

Footnotes:

(1)
Mr. Mooradian is not eligible for normal or early retirement because he is not yet 65 years old and he had not worked for Comerica for a minimum of 10 years as of December 31, 2007. With respect to the voluntary termination column, this table assumes the Compensation Committee approved acceleration of his restricted stock awards. Such acceleration would typically only be considered if the named executive officer signed a non-solicit and non-compete agreement. Restricted stock awards vest upon a change in control or termination due to disability or death. All amounts are equal to the fair market value of restricted shares held as of December 31, 2007 based on the closing stock price on that date.

(2)
The Change in Control Misc. Lump Sum is the sum of three times the executive's annual base salary and three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change of control. The named executive officer would be entitled to this amount upon termination initiated by him for good reason or termination initiated by Comerica other than for cause, death or disability, following a change in control ("Change in Control Termination"). The base salary used for Mr. Mooradian was his 2007 salary of $603,000. Annual bonus for this purpose includes awards earned under the Management Incentive Plan for the annual and three year performance periods that are paid annually based on performance as described in the "Compensation Discussion and Analysis" section. For purposes of this computation, the highest annual bonus was $767,130, representing the one-year and the three-year performance periods ended December 31, 2005.

(3)
Management Incentive Plan payments assume that for retirement, disability or death as of December 31, 2007, the executive would receive the award earned for the one-year and the three-year performance periods ended December 31, 2007. Except as otherwise indicated, the named executive officer would be entitled to the amount in the Change in Control column upon a Change in Control Termination. Amounts in the Change in Control column assume the executive would receive a proportionate bonus based upon the highest annual bonus he earned during any of the last three fiscal years prior to the change in control. See footnote number 2 for information on the highest annual bonus. With respect to Management Incentive Plan payments at voluntary termination, if Mr. Mooradian had been eligible for early retirement (at least 55 years of age with at least 10 years of service) on December 31, 2007, he would also have been eligible to receive his awards for the one-year and the three-year performance periods ended December 31, 2007, consistent with treatment of other retirees.

(4)
Unvested stock options automatically accelerate upon a change in control. Assuming the change in control event occurred on December 31, 2007, no gain was realized for accelerated grants based on Comerica's closing stock price on that date.

(5)
Deferred Compensation amounts include the value of the executive's deferred compensation account(s) as of December 31, 2007. At retirement, deferred compensation balances would be distributed in a lump sum or annual installments based on the participant's distribution election(s). Termination for any reason other than retirement would trigger a lump sum distribution regardless of the participant's distribution election.

(6)
Pension Plan and SERP amounts represent the present value of the benefits for different scenarios at December 31, 2007. Mr. Mooradian was not yet vested in the Pension Plan or SERP on that date and as such, no benefit information is provided.

(7)
See also the "Employment Contracts and Severance or Change in Control Agreements" section, above, for a discussion of the change in control employment agreement to which the named executive officer is a party. Upon a Change in Control Termination, the agreement provides for a payment equal to the excess of: (a) the retirement benefits the executive would receive under Comerica's defined benefit pension and excess plans if he continued to receive service credit for three years after the date his employment was terminated, over (b) the retirement benefits he actually accrued under the plans as of the date of termination. Actuarial Assumptions to calculate are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the pension plan. The interest rates used were based on the PPA 3 segment yield curve without phase-in of 30 year Treasury Rates: 4.92% for the first 5 years, 6.02% for years 5-20 and 6.47% for years after 20. Mortality projections were based on the RR2007-67 Mortality Table.

(8)
Health and welfare benefits for Mr. Mooradian upon a Change in Control Termination are equal to the cost of coverage for medical, dental and vision coverage based on 2007 elections, if coverage was elected, for a period of 36 months. The benefits provided upon termination due to disability represent 29 months of company paid medical coverage, based on the 2007 election, consistent with the benefit provided to any employee who is terminated due to disability. Mr. Mooradian did not elect medical, dental or vision coverage in 2007.

(9)
The executive has elected to purchase coverage for 60% of his bonus awards, calculated based on his three year rolling average bonus. The amounts shown in the table for termination due to disability represent the monthly benefit the executive would receive under such coverage until age 65. Refer to the paragraph describing disability benefits toward the beginning of this "Potential Payments upon Termination or Change in Control at Fiscal Year-End 2007" section.

(10)
Life insurance benefits reported in the Change in Control column represent the cost of premiums for a period of 36 months upon a Change in Control Termination, per the terms of the change in control employment agreement discussed in footnote 7. For Mr. Mooradian, this amount includes premiums for basic life. Life insurance benefits reported in the disability column include premiums for basic life insurance for a period of 29 months. This is a benefit provided to all employees who terminate due to disability. The life insurance benefit at death represents the total death benefit of basic life insurance.

(11)
Estimated expense for outplacement program upon a Change in Control Termination, per the change in control employment agreement referenced in footnote 7.

(12)
Excise tax and gross up payments upon a Change in Control Termination are calculated per the terms of the change in control employment agreement referenced in footnote 7. The agreement provides if any payment or benefit to the executive under the agreement or otherwise would be subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive will receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) do not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments will be made with respect to the excise tax, and the payments otherwise due to the executive will be reduced to an amount necessary to prevent the application of the excise tax.

The following table describes the potential termination and change in control payments to Ms. Beck, Comerica's Executive Vice President, under a variety of circumstances.

Mary Constance Beck Executive Benefits and Payments Upon Termination or Change in Control	Voluntary Termination(1)	Change in Control(3)	Disability	Death
Compensation:
Change in Control Misc. Lump Sum(2)	0	3,843,315	0	0
Management Incentive Plan(3)	0	700,105	700,105	700,105
Restricted Stock(1)	1,480,020	1,480,020	1,480,020	1,480,020
Stock Options (Accelerated and In-the-Money)(4)	0	0	0	0
Non-Qualified Deferred Compensation Plans(5)	2,621,132	2,621,132	2,621,132	2,621,132
Benefits and Perquisites:
Qualified Pension Plan(6)	0	0	0	0
Non-Qualified Supplemental Executive Retirement Plan (SERP)(7)	0	0	0	0
Change in Control Non-Qualified Pension Lump Sum(7)	0	1,112,728	0	0
Health and Welfare Benefits(8)	0	1,551	0	0
Disability Income(9)	0	0	22,815	0
Life Insurance Benefits(10)	0	4,032	3,248	1,000,000
Outplacement(11)	0	35,000	0	0
Excise Tax and Gross-up(12)	0	2,838,224	0	0
Total:	4,101,152	12,636,107	4,827,320	5,801,257

Footnotes:

(1)
Ms. Beck is not eligible for normal or early retirement because she is not yet 65 years old and she had not worked for Comerica for a minimum of 10 years as of December 31, 2007. With respect to the voluntary termination column, this table assumes the Compensation Committee approved acceleration of her restricted stock awards. Such acceleration would typically only be considered if the named executive officer signed a non-solicit and non-compete agreement. Restricted stock awards vest upon a change in control or termination due to disability or death. All amounts are equal to the fair market value of restricted shares held as of December 31, 2007 based on the closing stock price on that date.

(2)
The Change in Control Misc. Lump Sum is the sum of three times the executive's annual base salary and three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change of control. The named executive officer would be entitled to this amount upon termination initiated by her for good reason or termination initiated by Comerica other than for cause, death or disability, following a change in control ("Change in Control Termination"). The base salary used for Ms. Beck was her 2007 salary of $581,000. Annual bonus for this purpose includes awards earned under the Management Incentive Plan for the annual and three year performance periods that are paid annually based on performance as described in the "Compensation Discussion and Analysis" section. For purposes of this computation, the highest annual bonus was $700,105, representing the one-year and the three-year performance periods ended December 31, 2007.

(3)
Management Incentive Plan payments assume that for retirement, disability or death as of December 31, 2007, the executive would receive the award earned for the one-year and the three-year the performance periods ended December 31, 2007. Except as otherwise indicated, the named executive officer would be entitled to the amount in the Change in Control column upon a Change in Control Termination. Amounts in the Change in Control column assume the executive would receive a proportionate bonus based upon the highest annual bonus she earned during any of the last three fiscal years prior to the change in control. See footnote number 2 for information on the highest annual bonus. With respect to Management Incentive Plan payments at voluntary termination, if Ms. Beck had been eligible for early retirement (at least 55 years of age with at least 10 years of service) on December 31, 2007, she would also have been eligible to receive her awards for the one-year and the three-year performance periods ended December 31, 2007, consistent with treatment of other retirees.

(4)
Unvested stock options automatically accelerate upon a change in control. Assuming the change in control event occurred on December 31, 2007, no gain was realized for accelerated grants based on Comerica's closing stock price on that date.

(5)
Deferred Compensation amounts include the value of the executive's deferred compensation account(s) as of December 31, 2007. At retirement, deferred compensation balances would be distributed in a lump sum or annual installments based on the participant's distribution election(s). Termination for any reason other than retirement would trigger a lump sum distribution regardless of the participant's distribution election.

(6)
Pension Plan and SERP amounts represent the present value of the benefits for different scenarios at December 31, 2007. Ms. Beck was not yet vested in the Pension Plan or SERP on that date and as such, no benefit information is provided.

(7)
See also the "Employment Contracts and Severance or Change in Control Agreements" section, above, for a discussion of the change in control employment agreement to which the named executive officer is a party. Upon a Change in Control Termination, the agreement provides for a payment equal to the excess of: (a) the retirement benefits the executive would receive under Comerica's defined benefit pension and excess plans if she continued to receive service credit for three years after the date her employment was terminated, over (b) the retirement benefits she actually accrued under the plans as of the date of termination. Actuarial Assumptions to calculate are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the pension plan. The interest rates used were based on the PPA 3 segment yield curve without phase-in of 30 year Treasury Rates: 4.92% for the first 5 years, 6.02% for years 5-20 and 6.47% for years after 20. Mortality projections were based on the RR2007-67 Mortality Table.

(8)
Health and welfare benefits for Ms. Beck upon a Change in Control Termination are equal to the cost of coverage for medical, dental and vision coverage based on 2007 elections, if coverage was elected, for a period of 36 months. The benefits provided upon termination due to disability represent 29 months of company paid medical coverage, based on the 2007 election, consistent with the benefit provided to any employee who is terminated due to disability. Ms. Beck did not elect medical coverage for 2007 but did elect dental and vision coverage.

(9)
The executive has elected to purchase coverage for 60% of her bonus awards, calculated based on her three year rolling average bonus. The amounts shown in the table for termination due to disability represent the monthly benefit the executive would receive under such coverage until age 65. Refer to the paragraph describing disability benefits toward the beginning of this "Potential Payments upon Termination or Change in Control at Fiscal Year-End 2007" section.

(10)
Life insurance benefits reported in the Change in Control column represent the cost of premiums for a period of 36 months following a Change in Control Termination, per the terms of the change in control employment agreement discussed in footnote 7. For Ms. Beck, this amount includes premiums for basic life. Life insurance benefits reported in the disability column include premiums for basic life insurance for a period of 29 months. This is a benefit provided to all employees who terminate due to disability. The life insurance benefit at death represents the total death benefit of basic life insurance.

(11)
Estimated expense for outplacement program upon a change in Control Termination, per the change in control employment agreement referenced in footnote 7.

(12)
Excise tax and gross up payments upon a Change in Control Termination are calculated per the terms of the change in control employment agreement referenced in footnote 7. The agreement provides if any payment or benefit to the executive under the agreement or otherwise would be subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive will receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) do not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments will be made with respect to the excise tax, and the payments otherwise due to the executive will be reduced to an amount necessary to prevent the application of the excise tax.

TRANSACTIONS OF EXECUTIVE OFFICERS WITH COMERICA

Some of the executive officers of Comerica, their related entities, and members of their immediate families were customers of and had transactions (including loans and loan commitments) with banking affiliates of Comerica during 2007. Comerica made all loans and commitments in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collection or present other unfavorable features.

For information on procedures and policies for reviewing transactions between Comerica and its executive officers, their immediate family members and entities with which they have a position or relationship, see "Director Independence and Transactions of Directors with Comerica — Review of Transactions with Related Persons."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Comerica provide information about any shareholder who beneficially owns more than 5% of Comerica's common stock. The following table provides the required information about the only shareholders known to Comerica to be the beneficial owner of more than 5% of Comerica's common stock. To report this information, Comerica relied solely on information of Barclays furnished in its Schedule 13G, filed February 5, 2008, and on information of Pzena Investment Management furnished in its Schedule 13G, Amendment No. 1, filed February 8, 2008, in each case relating to their respective ownership of Comerica as of December 31, 2007.

Amount and Nature of Beneficial Ownership as of December 31, 2007
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Barclays Global Investors, NA, and certain affiliates 45 Fremont St. San Francisco, CA 94105	10,341,012(1)	6.85%
Pzena Investment Management, LLC 120 West 45th Street, 20th Floor New York, New York 10036	7,843,520	5.19%

Footnote:

(1)
This number includes 4,390,194 shares Barclays Global Investors, NA beneficially owns as a bank; 5,144,088 shares Barclays Global Fund Advisors beneficially owns as an investment advisor; 552,673 shares Barclays Global Investors, LTD beneficially owns as a bank; 194,133 shares Barclays Global Investors Japan Limited beneficially owns as an investment advisor; and 59,924 shares Barclays Global Investors Canada Limited beneficially owns as an investment advisor.

PROPOSAL I SUBMITTED FOR YOUR VOTE

ELECTION OF DIRECTORS

Election of Directors.    Comerica's Board of Directors is divided into three classes, with each class of directors elected to a three-year term of office. There are currently 13 directors, constituting the whole Board of Directors.

At each Annual Meeting of Shareholders, you elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on four candidates for the Class III Directors. Based on the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated the current Class III Directors for election: Joseph J. Buttigieg, III, Roger A. Cregg, T. Kevin DeNicola and Alfred A. Piergallini. Each of the nominees has consented to his nomination and has agreed to serve as a director of Comerica, if elected.

If any director is unable to stand for re-election, Comerica may vote the shares to elect any substitute nominees recommended by the Corporate Governance and Nominating Committee. If the Corporate Governance and Nominating Committee does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

In identifying potential candidates for nomination as directors, the Corporate Governance and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee's ability to represent the interests of Comerica's four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Corporate Governance and Nominating Committee then assesses the proposed nominee's specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or reelection as a director of Comerica to complete and deliver to the Corporate Secretary a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made. All of the director nominees completed the required questionnaire.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica. All of the director nominees made the foregoing representations and agreements.

The Corporate Governance and Nominating Committee does not have a separate policy for consideration of any director candidates recommended by shareholders. Instead, the Corporate Governance and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in Comerica's bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Corporate Governance and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with Comerica's bylaws ensures that the Corporate Governance and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica's Shareholders. For the 2009 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on February 19, 2009 and no earlier than the close of business on January 20, 2009. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year's Annual Meeting date (i.e., May 20, 2009), Comerica must receive a shareholder's notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date, as described above. If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's Annual Meeting, then Comerica will consider a shareholder's notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives a shareholder's notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

In the case of a special meeting of shareholders called for the purpose of electing directors, shareholder written notice must be delivered no later than the close of business on the 10th day following the day on which Comerica mails notice or makes public disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, whichever occurs first.

The Corporate Governance and Nominating Committee also periodically uses a third-party search firm for the purpose and function of identifying potential director nominees.

Further information regarding the Board and these nominees begins directly below.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CANDIDATES FOR CLASS III DIRECTORS.

INFORMATION ABOUT NOMINEES AND INCUMBENT DIRECTORS

The following section provides information as of April 10, 2008 about each nominee for election as a Class III Director and each of the incumbent Class I and Class II Directors whose terms of office will continue after the Annual Meeting. The information provided includes the age of each nominee or incumbent director; the nominee's or incumbent director's principal occupation, employment and business experience during the past five years, including employment with Comerica and Comerica Bank, a wholly-owned subsidiary of Comerica; other public company or registered investment company directorships; and the year in which the nominee or incumbent director became a director of Comerica (except as noted in a separate footnote below).

NOMINEES FOR CLASS III DIRECTORS — TERMS EXPIRING IN 2011

Joseph J. Buttigieg, III Director since 2000(1) Mr. Buttigieg, 62, has been Vice Chairman of Comerica Incorporated and Comerica Bank since March 1999.

Roger A. Cregg                                                             Director since 2006
Mr. Cregg, 52, has been Executive Vice President of Pulte Homes, Inc., a national homebuilding company, since May 2003 and Chief Financial Officer of Pulte Homes, Inc. since January 1998. He served as Senior Vice President of Pulte Homes, Inc. from January 1998 to May 2003. He has been a director of the Federal Reserve Bank of Chicago, Detroit Branch, since January 2004 and served as Chair from January to December 2006.

T. Kevin DeNicola                                                         Director since 2006
Mr. DeNicola, 53, was Senior Vice President and Chief Financial Officer of Lyondell Chemical Company, a global manufacturer of basic chemicals, from June 2002 to January 2008. From March 1998 to June 2002, he was Vice President, Corporate Development for Lyondell Chemical Company. Mr. DeNicola also served as Senior Vice President and Chief Financial Officer of Equistar Chemicals, LP and Millenium Chemicals Inc., both subsidiaries of Lyondell Chemical Company, from June 2002 to January 2008. Mr. DeNicola has been an adjunct professor at Rice University, a higher learning institution, since March 2008.

Alfred A. Piergallini                                                      Director since 1991
Mr. Piergallini, 61, has been Chairman of Wisconsin Cheese Group, Inc., a manufacturer and marketer of ethnic and specialty cheeses, since January 2006. He also was President and Chief Executive Officer of Wisconsin Cheese Group, Inc. from January 2006 to June 2007. He has been a consultant with Desert Trail Consulting, a marketing consulting organization, since January 2001. He was Chairman, President and Chief Executive Officer of Novartis Consumer Health Worldwide, a health care and infant nutrition company, from December 1999 to December 2001. He is also a director of Central Garden & Pet Company.

INCUMBENT CLASS I DIRECTORS — TERMS EXPIRING IN 2009

Lillian Bauder Director since 1986(2)
Dr. Bauder, 68, is retired. She was Vice President of Masco Corporation, a consumer products and services provider, from January 2005 to December 2006. She was Vice President for Corporate Affairs of Masco Corporation from October 1996 to January 2005. In addition, Dr. Bauder was Chairman and President of Masco Corporation Foundation from January 2002 to January 2005. She was President of Masco Corporation Foundation from October 1996 to December 2001. She is also a director of DTE Energy Company.

Anthony F. Earley, Jr.                                                    Director since 1998(3)
Mr. Earley, 58, has been Chairman and Chief Executive Officer of DTE Energy Company, a diversified energy company, since August 1998. He is also a director of Masco Corporation and DTE Energy Company.

Robert S. Taubman                                                       Director since 1987(4)
Mr. Taubman, 54, has been Chairman of Taubman Centers, Inc., a real estate investment trust that owns, develops and operates regional shopping centers nationally, since December 2001 and has been President and Chief Executive Officer of Taubman Centers, Inc., since August 1992. He has been Chairman of The Taubman Company, a shopping center management company engaged in leasing, management and construction supervision, since December 2001 and has been President and Chief Executive Officer of The Taubman Company since September 1990. He is also a director of Sotheby's Holdings, Inc. and Taubman Centers, Inc.

Reginald M. Turner, Jr. Director since 2005 Mr. Turner, 48, has been an attorney with Clark Hill PLC, a law firm, since April 2000.

INCUMBENT CLASS II DIRECTORS — TERMS EXPIRING IN 2010

Ralph W. Babb, Jr. Director since 2000(5)
Mr. Babb, 59, has been President and Chief Executive Officer (since January 2002), Chairman (since October 2002), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002) of Comerica Incorporated and Comerica Bank.

James F. Cordes                                                           Director since 1984(6)
Mr. Cordes, 67, is retired. He was Executive Vice President of The Coastal Corporation, a diversified energy company, until March 1997. He was President of American Natural Resources Company, a diversified energy company, until March 1997. He is also a director of Northeast Utilities System, Inc.

Peter D. Cummings                                                       Director since 1997(3)
Mr. Cummings, 60, has been Chairman of Ram Realty Services, a private real estate management and development company, since June 1991. He has been President of Southern Realty Group, Inc., a real estate investment company, since August 1978. He is also a real estate investor.

William P. Vititoe                                                          Director since 1983(2)
Mr. Vititoe, 69, is retired. He was Chairman, President and Chief Executive Officer of Washington Energy Company, a diversified energy company, now Puget Sound Energy, Inc., a subsidiary of Puget Energy, Inc., from January 1994 to February 1997. He is also a Director of Cabot Oil & Gas Corporation.

Kenneth L. Way                                                            Director since 1996(7)
Mr. Way, 68, is retired. He was Chairman from October 2000 to December 2002, and Chairman and Chief Executive Officer until September 2000, of Lear Corporation, a manufacturer of automotive components. He is also a director of CMS Energy Corporation and WESCO International Inc.

Footnotes:

(1)
The year Mr. Buttigieg became a director of Comerica Bank. Mr. Buttigieg became a director of Comerica in 2002.

(2)
The year the named individual became a director of Comerica and Comerica Bank. The individual ceased serving as a director of Comerica in 1992 (but continued serving as a director of Comerica Bank), then began serving as a director of Comerica again in 2000 at which time the named individual ceased serving as a director of Comerica Bank.

(3)
The year the named individual became a director of Comerica Bank. This individual became a director of Comerica in 2000, at which time the named individual resigned as a director of Comerica Bank.

(4)
The year Mr. Taubman became a director of Manufacturer's Bank, N.A. or its predecessors. He became a director of Comerica Bank in 1992 when it merged with Manufacturer's Bank, N.A. He became a director of Comerica in 2000 at which time he resigned as a director of Comerica Bank.

(5)
The year Mr. Babb became a director of Comerica Bank. Mr. Babb became a director of Comerica in 2001.

(6)
The year Mr. Cordes became a director of Manufacturer's National Corporation. He became a director of Comerica in June 1992 when it merged with Manufacturer's National Corporation.

(7)
The year Mr. Way became a director of Comerica Bank. Mr. Way ceased serving as a director of Comerica Bank in 1998 when he became a director of Comerica.

COMMITTEES AND MEETINGS OF DIRECTORS

The Board has several committees, as set forth in the following chart and described below. The names of the directors serving on the committees and the committee chairs are also set forth in the chart. The current terms of the various committee members expire in May 2008.

COMMITTEE ASSIGNMENTS(1)

AUDIT	COMPENSATION	CORPORATE GOVERNANCE AND NOMINATING	ENTERPRISE RISK	QUALIFIED LEGAL COMPLIANCE
Bauder, Lillian	Cummings, Peter D.	Bauder, Lillian	Buttigieg, Joseph J., III	Bauder, Lillian
Cordes, James F.	Earley, Anthony F., Jr.	Cummings, Peter D.	Cordes, James F.	Cordes, James F.
Cregg, Roger A.	Piergallini, Alfred A.	Earley, Anthony F., Jr.	Cregg, Roger A.	Cregg, Roger A.
DeNicola, T. Kevin(2)	Way, Kenneth L.	Way, Kenneth L.	DeNicola, T. Kevin(2)	DeNicola, T. Kevin(2)
Turner, Reginald M., Jr.			Taubman, Robert S.	Turner, Reginald M., Jr.
Vititoe, William P.			Vititoe, William P.	Vititoe, William P.

Footnotes:

(1)
Chairperson names are in italics.

(2)
Mr. DeNicola began serving on the Audit Committee and the Qualified Legal Compliance Committee on January 22, 2007. He began serving on the Enterprise Risk Committee on December 20, 2006 when he joined the Board.

Audit Committee.    As provided in its Board-adopted written charter, this committee consists solely of members who are outside directors and who meet the independence and experience requirements of applicable rules of the New York Stock Exchange and the SEC with respect to audit committee members. This committee is responsible, among other things, for providing assistance to the Board by overseeing: (i) the integrity of Comerica's financial statements; (ii) Comerica's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; (iv) the performance of Comerica's internal audit function and independent auditors, including with respect to both bank and non-bank subsidiaries; and by preparing the "Audit Committee Report" found in this proxy statement. None of the members of the Audit Committee serves on the audit committees of more than three public companies. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of those independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section in this proxy statement). Although the SEC requires only one financial expert serve on the Audit Committee, the Board of Directors has determined that Comerica has three audit committee financial experts serving on the Audit Committee. These directors are Mr. Roger A. Cregg, Mr. T. Kevin DeNicola and Mr. William P. Vititoe. A current copy of the charter of the Audit Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. It is also included as Appendix II to this proxy statement. The Audit Committee met 14 times in 2007.

Compensation Committee.    This committee establishes Comerica's executive compensation policies and programs, administers Comerica's 401(k), stock, incentive, pension and deferral plans and monitors compliance with laws and regulations applicable to the documentation and administration of Comerica's employee benefit plans, among other things. The Board of Directors has determined that all of the members of the Compensation Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section in this proxy statment). A current copy of the charter of the Compensation Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Compensation Committee met four times in 2007 and additionally took action by unanimous written consent once in 2007.

Corporate Governance and Nominating Committee.    This committee monitors the effectiveness of the Board and oversees corporate governance issues. Among its various other duties, this committee reviews and recommends to the full Board candidates to become Board members, develops and administers performance criteria for members of the Board, and oversees matters relating to the size of the Board, its committee structure and assignments, and the conduct and frequency of Board meetings. The Board of Directors has determined that all of the members of the Corporate Governance and Nominating Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section of the proxy statement). A current copy of the charter of the Corporate Governance and Nominating Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Corporate Governance and Nominating Committee met four times in 2007.

Enterprise Risk Committee.    This committee oversees policies, procedures and practices relating to enterprise-wide risk and compliance with bank regulatory obligations. A current copy of the charter of the Enterprise Risk Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Enterprise Risk Committee met four times in 2007.

Qualified Legal Compliance Committee.    This committee assists the Board in promoting the best interests of Comerica by reviewing evidence of potential material violations of securities law or breaches of fiduciary duties or similar violations by Comerica or any officer, director, employee, or agent thereof, providing recommendations to address any such violations, and monitoring Comerica's remedial efforts with respect to any such violations. The Board of Directors has determined that all of the members of the Qualified Legal Compliance Committee are independent, pursuant to independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section of the proxy statement). A current copy of the charter of the Qualified Legal Compliance Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Qualified Legal Compliance Committee did not meet in 2007.

Board and Committee Meetings.    There were six regular meetings of the Board and 27 meetings of the various committees of the Board, including unanimous written consents, during 2007. All director nominees and all incumbent directors attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board and all the committees of the Board on which the respective directors served. Comerica expects all of its directors to attend the Annual Meeting except in cases of illness, emergency or other reasonable grounds for non-attendance. All of the 13 Board members on the date of the 2007 Annual Meeting attended that meeting.

NON-MANAGEMENT DIRECTORS AND COMMUNICATION WITH THE BOARD

The non-management directors meet at regularly scheduled executive sessions without management. Kenneth L. Way is the facilitating director at such sessions. Interested parties may communicate directly with Mr. Way or with the non-management directors as a group by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Non-Management Directors. Alternatively, shareholders may send communications to the full Board by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Full Board of Directors. The Board of Director's current practice is that the Secretary will relay all communications received to the facilitating director, in the case of communications to non-management directors, and to the Chairman of the Board, in the case of communications to the full Board.

DIRECTOR INDEPENDENCE AND
TRANSACTIONS OF DIRECTORS WITH COMERICA

Independence and Transactions of Directors

The Board of Directors has determined that all non-management directors, constituting 84.6% of the full Board of Directors of Comerica, are independent within the meaning of the listing standards of the New York Stock Exchange. To assist in making these determinations of independence, Comerica adopted categorical standards found in its Corporate Governance Guidelines, a current copy of which is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The categorical standards are also included as Appendix I to this proxy statement.

In addition to the categorical standards, the Board of Directors, in making its determinations of independence, reviewed certain relationships that multiple board members, or members of their immediate family, may have with the same charitable or civic organization, as well as certain other types of relationships that directors, or members of their immediate family, may have with Comerica, and determined that such relationships are not material. These relationships with Comerica include, among other things, lending relationships, other banking relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, private banking, investment management, custodial, securities brokerage, cash management and similar services) and other commercial or charitable relationships between Comerica and its subsidiaries, on the one hand, and an entity with which the director (or any of the director's immediate family members, as defined in the categorical standards) is affiliated by reason of being a director, trustee, officer or person holding a comparable position or a significant shareholder thereof, on the other. They also include situations in which Comerica, or one or more affiliates, serves in a fiduciary capacity for a client needing legal services.

In connection with making its director independence determinations, the Board specifically considered the following relationships and transactions:

Loans, extensions of credits and related commitments to Messrs. Cregg, Cummings, Earley, Taubman, Vititoe and Way, their respective immediate family members and/or affiliated entities have been made by Comerica in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectibility or present other unfavorable features. Such relationships are immaterial pursuant to the Board's categorical standards of independence.

In 2007, Comerica or the Comerica Charitable Foundation made charitable contributions to tax-exempt organizations on which Messrs. Cummings, Earley and Turner serve or served as an executive officer, board chair or board vice chair in 2007, which involved aggregate contributions to each of such organizations of less than the greater of 5% of such entity's consolidated revenues or $1 million. Such relationships are immaterial pursuant to the Board's categorical standards of independence. In addition, in 2007, Comerica made a $500 charitable contribution to a university where Mr. DeNicola began teaching as an adjunct professor in 2008. The Board determined such relationship is immaterial.

Mr. Earley is Chief Executive Officer of an entity that has an ordinary course, non-preferential business relationship with Comerica. Prices are set by tariffs approved by the Michigan Public Service Commission. In 2007, Comerica paid this entity an amount that was less than 1% of such entity's consolidated gross revenues. Such relationship is immaterial pursuant to the Board's categorical standards of independence.

Mr. Turner's wife is employed by an entity that has an ordinary course, non-preferential business relationship with Comerica. She is not an officer or a director of her employer, and she neither receives compensation from her employer as a direct result of such business relationship with Comerica nor is directly involved in the negotiations of transactions with Comerica. The aggregate amount of such expenditures by Comerica was less than 1% of Comerica's consolidated gross revenues. Such relationship is immaterial under the Board's categorical standards of independence.

Mr. Turner is a member of law firm that represented clients for which Comerica served in a fiduciary role in 2007. In certain instances, Comerica, acting in a fiduciary capacity, has selected, on behalf of the client, a law firm to represent the client. If applicable, the firm with a related pre-existing relationship with the client has typically been selected by Comerica (e.g., the firm that drafted a will in which Comerica is named fiduciary of the associated estate). From time to time, this has resulted in the engagement, by the client, of Mr. Turner's firm. Mr. Turner is not directly involved in providing these legal services, and any associated fees are paid to the firm from the client's funds, not from funds belonging to Comerica. The Board determined that such relationships are immaterial.

Mr. Turner's law firm is not involved in any litigation in which Comerica is directly adverse. However, on occasion, his firm represents clients in legal matters potentially adverse to Comerica, such as loans and other commercial transactions (in which his firm represents a borrower) and bankruptcy litigation (in which his firm represents creditors other than Comerica), and thus receives fees from such parties it represents, but not from Comerica. The Board determined that such relationships are immaterial.

In 2007, Comerica made de minimis payments toward the maintenance and repair of roads around one of its banking centers to an entity currently affiliated with Mr. Taubman. The obligation to pay such maintenance and repair fees was part of a 1979 agreement to purchase the banking center property from a predecessor entity. This relationship is immaterial in the Board's judgment.

Mr. Cregg is the Chief Financial Officer of an entity that uses that same independent auditor as Comerica. The Board considered the use of the same independent auditor by Comerica and companies employing its directors. The Board determined that such relationship was immaterial.

On the bases described above, the Board of Directors has affirmatively determined that the following directors meet the categorical standards of independence, where applicable, and have no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a director: Lillian Bauder, James F. Cordes, Roger A. Cregg, Peter D. Cummings, T. Kevin DeNicola, Anthony F. Earley, Jr., Alfred A. Piergallini, Robert S. Taubman, Reginald M. Turner, Jr., William P. Vititoe, and Kenneth L. Way. The Board of Directors further determined that Ralph W. Babb, Jr. and Joseph J. Buttigieg, III are not independent because they are both employees of Comerica.

Review of Transactions with Related Persons

Comerica has procedures and policies for reviewing transactions between Comerica and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These procedures are intended to determine whether any such transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

Annually, each director and executive officer is required to complete a director, director nominee and executive officer questionnaire, and each non-management director is required to complete an independence certification. Both of these documents elicit information about related person transactions. The Corporate Governance and Nominating Committee and the Board of Directors annually review the transactions and relationships disclosed in the questionnaire and certification, prior to the Board of Directors making a formal determination regarding the directors' independence. To assist them in their review, the Corporate Governance and Nominating Committee and the Board

of Directors use the categorical standards found in Comerica's Corporate Governance Guidelines, as discussed above.

In order to monitor transactions that occur between the annual review, the independence certification also obligates the directors to immediately notify Comerica's Head of Legal Affairs in writing if they discover that any statement in the certification was untrue or incomplete when made, or if any statement in the certification becomes untrue or incomplete at any time in the future. Likewise, under the Code of Business Conduct and Ethics for Members of the Board of Directors, any situation that involves, or may involve, a conflict of interest with Comerica, should be promptly disclosed to the Chairman of the Board, who will consult with the Chair of the Corporate Governance and Nominating Committee.

Executive officers are bound by the Code of Business Conduct and Ethics for Employees and, in the case of the Chief Executive Officer and senior financial officers, by the Senior Financial Officer Code of Ethics.

The questionnaire, certification, Corporate Governance Guidelines and Code of Business Conduct and Ethics for Members of the Board of Directors, Code of Business Conduct and Ethics for Employees and the Senior Financial Officer Code of Ethics are all in writing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2007, Messrs. Cummings, Earley, Piergallini and Way served as members of the Compensation Committee. No such member of the Compensation Committee is, or was during 2007, an officer or employee of Comerica or any of its subsidiaries, nor was any such member formerly an officer of Comerica or any of its subsidiaries.

COMPENSATION OF DIRECTORS

The Corporate Governance and Nominating Committee determines the form and amount of non-employee director compensation and makes a recommendation to the Board of Directors for final approval. In determining director compensation, the Corporate Governance and Nominating Committee considers the recommendations of Mr. Babb, as well as information provided by Hewitt Associates LLC ("Hewitt"), a nationally known compensation consulting firm retained by the Corporate Governance and Nominating Committee to provide market analyses and consulting services on director compensation matters.

The table below illustrates the compensation structure for non-employee directors in 2007. Employee Directors receive no compensation for their Board service. In addition to the compensation described below, each Director is reimbursed for reasonable out-of-pocket expenses incurred for travel and attendance related to meetings of the Board of Directors or its committees.

Element of Compensation	Annual Amount
Annual Retainer (cash)(1)	$45,000
Annual Committee Chair Retainer (cash)(2)	$10,000
Annual Facilitating Director Retainer (cash)(3)	$10,000
Board or Committee Meeting Fees — per meeting (cash)	$ 1,500
Board Sponsored Training Seminar Fees — per seminar (cash)	$ 1,500
Restricted Stock Unit Award(4)	$60,000

Footnotes:

(1)
Prior to July 24, 2007 the annual retainer was $40,000. The annual retainer was changed to $45,000 effective July 24, 2007.

(2)
Additional annual retainer for the chair of each committee with the exception of the chair of the Audit Committee, who receives a committee chair retainer in the amount of $15,000. Prior to July 24, 2007 the committee chair retainer was $7,500 for the chair of each committee except the Audit Committee and was $10,000 for the chair of the Audit Committee. The committee chair retainers were changed to $10,000 and $15,000, respectively, effective July 24, 2007.

(3)
Additional annual retainer for the facilitating director. Prior to July 24, 2007 the facilitating director retainer was $7,500. The facilitating director retainer changed to $10,000 effective July 24, 2007.

(4)
Comerica has an Incentive Plan for Non-Employee Directors, under which a total of 500,000 shares of common stock of Comerica can be issued as stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. On July 24, 2007, each non-employee director received a grant of 1,101 shares of restricted stock units. In each case, the grant was equal to the number shares of Comerica common stock having, in the aggregate, a fair market value of $60,000 at the close of the market on the date of grant. These restricted stock units vest one year after the date of the award, with vesting contingent on the participant's continued service as a director of Comerica for a period of one year after the date of the award. Awards will be settled in common stock one year after the director's service as a director of Comerica terminates.

Deferred Compensation Plans.    Comerica allows non-employee directors to defer some or all of their annual retainer(s), as well as meeting or training fees, under two deferred compensation plans. Under one plan, the compensation deferred earns a return based on the return of Comerica common stock and, at the end of the deferral period, Comerica pays the deferred compensation to those participating directors in Comerica common stock. Under the other plan, the compensation deferred earns a return based on the return of various investment funds elected by the director and, at the end of the deferral period, Comerica pays the deferred compensation to those participating directors in cash.

Stock Option Plan.    Comerica formerly had a stock option plan for non-employee directors under which a total of 375,000 shares of common stock could be issued as options. On the date of each Annual Meeting of Shareholders, Comerica granted each non-employee director an option to purchase 2,500 shares of common stock of Comerica. The exercise price of each option is the fair market value of each share of common stock on the date the option was granted.

Comerica also formerly had a stock option plan for non-employee directors of its affiliated banks (the "Bank Directors Option Plan"), under which a total of 450,000 shares of common stock of Comerica could be issued as options. Any current Comerica director who previously was a non-employee director of an affiliated bank received options under the Bank Directors Option Plan during the period that the non-employee director served on the board of the affiliated bank. Comerica terminated the Bank Directors Option Plan, as there currently are no non-employee directors on the boards of Comerica's affiliated banks.

Retirement Plans for Directors.    Until May 15, 1998, Comerica and Comerica Bank, its wholly owned subsidiary, each had a retirement plan for non-employee directors who served at least five years on the Board. The plans terminated on May 15, 1998, and benefit accrual under the plans froze on the same date. Any non-employee director of either Comerica or Comerica Bank as of May 15, 1998 who served at least five years on the Board, whether before or after that date, has vested benefits under the plans. Any director who became a non-employee director of either Comerica or Comerica Bank on or after May 15, 1998, is not eligible to participate in the plans. However, non-employee directors who became members of the Board of Comerica in the year 2000, but who were directors of Comerica Bank prior to May 15, 1998, are covered by the Comerica Bank retirement plan.

Under the plans, Comerica or Comerica Bank, as appropriate, accrued one month of retirement income credit for each month of service as of May 15, 1998, up to a maximum of 120 months, on behalf of each eligible director. Benefits under the plans become payable when the director reaches age 65 or retires from the Board, whichever occurs later. Payments may commence prior to the director's 65th birthday if he or she retires from the Board due to illness or disability. There is no survivor benefit. If a director passes away before all, or any, payments have been made, his or her beneficiary does not receive any payment.

Table Information.    The following table provides information on the compensation of Comerica's directors who served at any point during the fiscal year ended December 31, 2007.

2007 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)(6)	All Other Compensation(7) ($)	Total ($)
Lillian Bauder	88,281	55,000	—	—	—	—	143,281
James F. Cordes	89,781	55,000	—	—	—	—	144,781
Roger A. Cregg	82,299	25,000	—	—	—	—	107,299
Peter D. Cummings	67,688	55,000	—	—	—	—	122,688
T. Kevin DeNicola	73,299	25,000	—	—	—	—	98,299
Anthony F. Earley, Jr.	66,188	55,000	—	—	—	—	121,188
Alfred A. Piergallini	61,688	55,000	—	—	—	—	116,688
Robert S. Taubman	55,688	55,000	—	—	—	—	110,688
Reginald M. Turner, Jr.	73,688	55,000	—	—	—	—	128,688
William P. Vititoe	101,968	55,000	—	—	—	—	156,698
Kenneth L. Way	84,874	55,000	—	—	—	—	139,874

Footnotes:

(1)
Employee directors do not receive any compensation with respect to their service on the Board; accordingly, Ralph W. Babb, Jr. and Joseph J. Buttigieg, III are not included in this table.

(2)
This column reports the amount of cash compensation earned in 2007 for Board and committee service. Comerica pays the applicable retainer and meeting fees to each director on a quarterly basis. The annual retainer fee is paid prospectively at the beginning of each quarter for that quarter's service. The annual committee chair retainer, annual Facilitating Director retainer and meeting fees are paid retrospectively at the beginning of each quarter for service and meetings attended in the prior quarter. As a result of this practice, fees paid in 2007 that were earned in the fourth quarter of 2006 are not included in the table. However, fees paid in 2008 that were earned in the fourth quarter of 2007 are included in the table.

(3)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of restricted stock units granted in 2007 as well as prior fiscal years in accordance with SFAS123R. Grants of restricted stock units include the right to receive dividend equivalents. The value of future dividend equivalents is included in the grant date fair value of the awards shown in the table. The 2007 expense associated with dividend equivalents for each of the non-employee directors who served on the board during 2007 is as follows: Dr. Bauder: $6,355; Mr. Cordes: $6,355; Mr. Cregg: $211; Mr. Cummings: $6,355; Mr. DeNicola: $211; Mr. Earley: $6,355; Mr. Piergallini: $6,355; Mr. Taubman: $6,355; Mr. Turner: $5,466; Mr. Vititoe: $6,355; and Mr. Way: $6,355. The aggregate number of restricted stock units, including dividend equivalents, outstanding as of December 31, 2007 for each of the non-employee directors who served on the board during 2007, is as follows: Dr. Bauder: 3,459 stock units; Mr. Cordes: 3,459 stock units; Mr. Cregg: 1,114 stock units; Mr. Cummings: 3,459 stock units; Mr. DeNicola: 1,114 stock units; Mr. Earley: 3,459 stock units; Mr. Piergallini: 3,459 stock units; Mr. Taubman: 3,459 stock units; Mr. Turner: 3,095 stock units; Mr. Vititoe: 3,459 stock units; and Mr. Way: 3,459 stock units.

(4)
Comerica has not granted stock options to directors since 2004. Comerica formerly had a stock option plan for non-employee directors under which a total of 375,000 shares of common stock could be issued as options. On the date of each Annual Meeting of Shareholders, Comerica granted each non-employee director an option to purchase 2,500 shares of common stock of Comerica. The exercise price of each option is the fair market value of each share of common stock on the date the option was granted. Comerica formerly had a stock option plan for non-employee directors of its affiliated banks (the "Bank Directors Option Plan"), under which a total of 450,000 shares of common stock of Comerica could be issued as options. Any current Comerica director who previously was a non-employee director of an affiliated bank received options under the Bank Directors' Option Plan during the period that the non-employee director served on the board of the affiliated bank. Comerica terminated the Bank Directors' Option Plan, as there currently are no non-employee directors on the boards of Comerica's affiliated banks. Currently, stock options can be issued under Comerica's Incentive Plan for Non-Employee Directors, though no options have been issued under that plan to date. The aggregate number of stock options outstanding as of December 31, 2007 for each of the non-employee directors who served on the board during 2007 is as follows: Dr. Bauder: 5,500 options; Mr. Cordes: 15,000 options; Mr. Cregg: no options; Mr. Cummings: 15,000 options; Mr. DeNicola: no options; Mr. Earley: 15,000 options; Mr. Piergallini: 13,000 options; Mr. Taubman: 15,000 options; Mr. Turner: no options; Mr. Vititoe: 15,000 options; and Mr. Way: 15,000 options.

(5)
Comerica allows non-employee directors to defer some or all of their annual retainer(s), as well as meeting or training fees, under two deferred compensation plans. Under the Comerica Incorporated Common Stock Non-Employee Director Fee Deferral Plan, the compensation deferred earns a return based on the return of Comerica common stock and, at the end of the deferral period, Comerica pays the deferred compensation to those participating directors in Comerica common stock. Under the Comerica Incorporated Non-Employee Director Fee Deferral Plan, the compensation deferred earns a return based on the return of various investment funds elected by the director and, at the end of the deferral period, Comerica pays the deferred compensation to those participating directors in cash. None of the earnings are above-market or preferential, so no such amounts are shown in this column.

(6)
Until May 15, 1998, Comerica Incorporated and Comerica Bank, its wholly owned subsidiary, each had a retirement plan for non-employee directors who served at least five years on the Board. Benefit accruals under the plans were frozen on May 15, 1998, with no future benefit accruals to be made. Any non-employee director of either Comerica Incorporated or Comerica Bank as of May 15, 1998 who served at least five years on the Board, whether before or after that date, has vested benefits under the plans. Any director who became a non-employee director of either Comerica Incorporated or Comerica Bank on or after May 15, 1998 is not eligible to participate in the plans. However, non-employee directors who became members of the Board of Comerica Incorporated in the year 2000, but who were directors of Comerica Bank prior to May 15, 1998, are covered by the Comerica Bank retirement plan. Under the plans, Comerica Incorporated or Comerica Bank, as appropriate, accrued one month of retirement income credit for each month of service as of May 15, 1998, up to a maximum of 120 months, on behalf of each eligible director. Benefits under the plans become payable when the director reaches age 65 or retires from the Board, whichever occurs later. Payments may commence prior to the director's 65th birthday if he or she retires from the Board due to illness or disability. There is no survivor benefit. If a director passes away before all, or any, payments have been made, his or her beneficiary does not receive any payment.

  The maximum benefit payable is $20,000 per year for 10 years. Because benefit accruals froze on May 15, 1998, there was no change in the participants' pension values in 2007. Directors who served in 2007 and who are covered by the retirement plans include: Dr. Bauder, Mr. Cordes, Mr. Cummings, Mr. Piergallini, Mr. Taubman, Mr. Vititoe and Mr. Way.

(7)
Comerica provides a $150,000 business travel, accident and felonious assault insurance benefit for each non-employee director and maintains directors' and officers' liability insurance policies with a total limit of $125 million.

For additional information regarding Comerica's equity compensation plans, please refer to Note 1 on pages 76 and 77 and Note 15 on pages 95 through 97 of the Consolidated Financial Statements contained in Comerica's Annual Report to Shareholders for the year ended December 31, 2007.

PROPOSAL II SUBMITTED FOR YOUR VOTE
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of Comerica has selected Ernst & Young LLP ("Ernst & Young"), independent auditors, to audit our financial statements for the fiscal year ending December 31, 2008, and recommends that the shareholders vote for ratification of such appointment.

Ernst & Young has served as our independent auditors since 1992. As a matter of good corporate governance, the selection of Ernst & Young is being submitted to the shareholders for ratification. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if Ernst & Young is ratified as independent auditors by the shareholders, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Comerica and its shareholders. Representatives of Ernst & Young are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE INDEPENDENT AUDITORS.

INDEPENDENT AUDITORS

Audit Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for the audit of Comerica's annual financial statements, the review of financial statements included in Comerica's Forms 10-Q and 10-K and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements for those years were: $1,957,246 for the year ended December 31, 2006 and $2,265,222 for the year ended December 31, 2007.

Audit-Related Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for the assurance and related services provided by Ernst & Young that are reasonably related to the performance of the audit or review of Comerica's financial statements were: $512,206 for the year ended December 31, 2006 and $218,500 for the year ended December 31, 2007. Audit-related fees consisted mainly of the audit of Comerica's former Munder Capital Management subsidiary (2006 only), the audits of Comerica's benefit plans, and the internal control (SAS 70 Report) for Comerica's trust department and Munder Capital Management's advisory practice (2006 only). The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

Tax Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were: $424,018 for the year ended December 31, 2006 and $123,937 for the year ended December 31, 2007. Tax fees consisted mainly of consultation on various tax planning strategies for Comerica and its subsidiaries, IRS examinations and Form 1120. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

All Other Fees

Ernst & Young billed Comerica in 2006 and 2007 in the aggregate $5,985 and $6,290, respectively, for fees for products and services other than those described in the previous three paragraphs. Those products and services consisted of subscription fees for on-line accounting and tax research tools.

Services for Investment Vehicles

In connection with the advisory, management, trustee and similar services that Comerica's affiliates provide to mutual funds, collective funds and common trust funds, Comerica from time to time selects, and in limited circumstances employs, outside accountants to perform audit and other services for the investment vehicles. In such cases, Comerica typically uses a request-for-proposal process that has resulted in the selection of Ernst & Young among other independent public accounting firms. In addition, Ernst & Young has agreements with financial services companies pursuant to which it may receive compensation for certain transactions, including transactions in which Comerica may participate from time-to-time, and Ernst & Young also receives fees from time to time from Comerica's customers when acting on their behalf in connection with lending or other relationships between Comerica's affiliates and their customers. The fees discussed in this paragraph are not included in the totals provided in the above paragraphs because the fees are generally charged to the investment vehicle, customer or other applicable party, except that Audit-Related Fees for 2007 included $44,500 for four audits of certain common and collective trust funds and Tax Fees for 2007 included $25,900 for certain common & collective trust fund tax compliance services.

Pre-Approval Policy

The Audit Committee has a policy to review, and, if such services are appropriate in the discretion of the Audit Committee, pre-approve (i) all auditing services to be provided by the independent auditor (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of state law) and (ii) all permitted(1) non-audit services (including tax services) to be provided by the independent auditor, provided that pre-approval is not required with respect to non-audit services if (a) the aggregate amount of non-audit services provided to Comerica constitutes not more than 5% of the total amount of revenues paid by Comerica to its auditor during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by Comerica at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee has authorized its chair to pre-approve such services between Audit Committee meetings. All of the services provided by Ernst & Young for the years ended December 31, 2006 and December 31, 2007 were approved by the Audit Committee under its pre-approval policy.

Footnote:

(1)
For purposes of the foregoing, permitted non-audit services shall not, unless otherwise allowed under applicable laws, include: (i) bookkeeping or other services related to the accounting records or financial statements of Comerica; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The information contained in the Audit Committee Report is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

AUDIT COMMITTEE REPORT

The Audit Committee oversees Comerica's financial reporting process on behalf of the Board of Directors and is comprised of all outside directors who are independent within the meaning of, and meet the experience requirements of, the applicable rules of the New York Stock Exchange and the SEC. In addition to its duties regarding oversight of Comerica's financial reporting process, including as it relates to the integrity of the financial statements, the independent auditors' qualifications and independence and the performance of the independent auditors and Comerica's internal audit function, the Audit Committee also has sole authority to appoint or replace the independent auditors and is directly responsible for the compensation and oversight of the work of the independent auditors as provided in Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee charter, which was adopted and approved by the Board, specifies the scope of the Audit Committee's responsibilities and the manner in which it carries out those responsibilities. Management has primary responsibility for the financial statements, reporting processes and system of internal controls. In fulfilling its oversight responsibilities, among other things, the Audit Committee reviewed the audited financial statements included in Comerica's Annual Report on Form 10-K with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements and a discussion of related controls, procedures, compliance and other matters.

Audit Committee discussions with the independent auditors included those required under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 61, Communication With Audit Committees, and Statement on Auditing Standards No. 90, Audit Committee Communications. Further, the Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board. The Audit Committee discussed with the independent auditors their independence from management and Comerica, and reviewed and considered whether the provision of non-audit services and receipt of certain compensation by the independent auditors are compatible with maintaining the auditors' independence. In addition, the Audit Committee reviewed with the independent auditors all critical accounting policies and practices to be used.

In reliance on the reviews and discussions referred to above and such other considerations as the Audit Committee determined to be appropriate, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Comerica's Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

The Audit Committee

William P. Vititoe, Chairman
Lillian Bauder
James F. Cordes
Roger A. Cregg
T. Kevin DeNicola
Reginald M. Turner, Jr.

March 25, 2008

ANNUAL REPORT TO SHAREHOLDERS

Comerica mailed the 2007 annual report to shareholders, containing financial statements and other information about the operations of Comerica for the year ended December 31, 2007, to you in or around March 2008. You should not regard the 2007 annual report as proxy soliciting material.

OTHER MATTERS

The Board is not aware of any other matter to be presented at the Annual Meeting. The Board does not currently intend to submit any additional matters for a vote at the Annual Meeting, and no shareholder has provided the required notice of the shareholder's intention to propose any matter at the Annual Meeting. However, under Comerica's bylaws, the Board may, without notice, properly submit additional matters for a vote at the Annual Meeting. If the Board does so, the shares represented by proxies in the accompanying form will be voted with respect to the matter in accordance with the judgment of the person or persons voting the shares.

By Order of the Board of Directors

Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

April 10, 2008

APPENDIX I

EXCERPT FROM COMERICA INCORPORATED
2007 CORPORATE GOVERNANCE GUIDELINES

Categorical Standards Relating to Independence

To be considered "independent," the Board must affirmatively determine by resolution that a Director has no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a Director. In each case, the Board shall broadly consider all relevant facts and circumstances and shall apply the following categorical standards relating to Director Independence:

  A.
  In no event will a Director be considered "independent" if, currently or within the preceding three years1: (i) the Director is or was employed by Comerica (for purposes of these categorical standards, the term "Comerica" shall include Comerica Incorporated and its direct and indirect subsidiaries)2; (ii) an immediate family member3 of the Director is or was employed by Comerica as an executive officer; (iii) the Director is or was employed by or affiliated with a present or former internal or external auditor of Comerica; (iv) any of the Director's immediate family is or was affiliated with, or employed in a professional capacity by, a present or former internal or external auditor of Comerica; (v) the Director or an immediate family member of the Director is or was employed as an executive officer of another company if any of Comerica's present executives serves or served on that company's compensation committee; (vi) the Director, or any of his or her immediate family, receives or received more than $100,000 per year in direct compensation from Comerica, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); or (vii) the Director is an executive officer or an employee, or any of the Director's immediate family is an executive officer, of another company (other than a charitable organization) that makes payments to or receives payments from Comerica for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

  B.
  Subject to the limitations in Section (A) above, the following relationships shall not be considered to be material relationships that would impair a Director's Independence:

  (1)
  ordinary lending relationships with the Director or any of the Director's related interests, as defined in the Federal Reserve Board's Regulation O ("related interests"), if: (i) in each such case, the extension of credit was made in the ordinary course of business and is on substantially the same terms as those with non-affiliated persons; (ii) in each such case, the extension of credit has been made in compliance with applicable law, including the Federal Reserve Board's Regulation O, if applicable; (iii) in each such case, no material event of default has occurred under the extension of credit; (iv) the aggregate amount of the extensions of credit to the Director and all of his or her related interests does not exceed 1% of Comerica's consolidated assets; and (v) in each such

1
In order to facilitate a smooth transition to these standards, until November 4, 2004, this reference to "the preceding three years" shall mean "the preceding one year." From and after November 4, 2004, it shall mean "the preceding three years."

2
Notwithstanding this requirement, employment as an interim Chairman or CEO shall not disqualify a Director from being considered independent following that employment.

3
For purposes of these Categorical Standards Relating to Independence, "immediate family" or "immediate family member" means a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home; however, it does not mean individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

I-1

    case, the borrower represents to Comerica as follows: (a) if the borrower is a company or other entity, that a termination of the extension of credit would not reasonably be expected to have a material and adverse effect on the financial condition, results of operations or business of the borrower; or (b) if the borrower is an individual, that a termination of the extension of credit would not reasonably be expected to have a material and adverse effect on the financial condition of the borrower;

    (2)
    other commercial transactions (not including extensions of credit) entered into in the ordinary course of business between Comerica and any entity that employees (i) a Director, (ii) a Director's spouse or (iii) any child of a Director who is residing in the Director's home, if the annual sales to, or purchases from, such entity constitute less than 1% of Comerica's consolidated gross revenues or constitute less than 1% of such entity's consolidated gross revenues; and

    (3)
    a Director of Comerica serving as an executive officer of a not-for-profit organization, if the discretionary charitable contributions made to the organization in any given year by Comerica and the Comerica Charitable Foundation, in the aggregate (exclusive of any employee contributions), are less than 5% (or $1,000,000, whichever is greater) of that organization's consolidated gross revenues.

Audit Committee Standards Relating to Independence

In addition to the categorical standards applying to independence generally, Audit Committee members, to be considered independent, may not, other than in their capacity as a member of the Audit Committee, the Board, or any other Board Committee (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from Comerica or any of its subsidiaries, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Comerica (so long as such compensation is not contingent in any way on continued service)4; or (ii) be an affiliated person of Comerica or one or more of its subsidiaries if he or she directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, Comerica or any of its subsidiaries.5

4
The "indirect" acceptance by an Audit Committee member of any consulting, advisory or other compensatory fee would include acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member or by an entity (i) in which such member is a partner, member, executive officer or other officer such as a managing director occupying a comparable position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity); and (ii) which provides accounting, consulting, legal, investment banking or financial advisory services to Comerica or any subsidiary of Comerica.

5
Control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person will be deemed not to be in control of a specified person if the person: (1) is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified persons; and (2) is not an executive officer of the specified person.

I-2

APPENDIX II

AMENDED AND RESTATED CHARTER
OF THE
AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS OF COMERICA INCORPORATED

AS APPROVED BY THE BOARD OF DIRECTORS
ON JULY 24, 2007

I.      AUTHORITY AND COMPOSITION

The Audit Committee (the "Audit Committee") is established pursuant to Article III, Section 8(d) of the Bylaws of Comerica Incorporated (the "Corporation"). The Audit Committee shall consist of at least three Directors who are appointed annually by the Board of Directors (the "Board") to serve until their successors are duly elected and qualified. The Audit Committee may appoint a Secretary, who need not be a Director. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business and the vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Audit Committee.

The Board will appoint one of the members of the Audit Committee to serve as the Audit Committee Chair. The Audit Committee Chair will have authority to act on behalf of the Audit Committee between meetings, including, without limitation, the authority to grant preapprovals of audit and non-audit services, provided that the decision of the Audit Committee Chair to grant preapprovals shall be presented to the full Audit Committee at or before its next scheduled regular full purpose meeting. In addition, the Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including, without limitation, the authority to grant preapprovals of audit and non-audit services, provided that the decision of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at or before its next scheduled regular full purpose meeting.

Each member of the Audit Committee shall be a member of the Board and shall satisfy the independence requirements established from time to time by the Board, as well as the independence standards and other requirements prescribed from time to time by the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange, Inc. (the "NYSE") or otherwise under all applicable laws, rules, regulations and regulatory agency guidelines, whether or not having the force and effect of law (collectively, "Applicable Laws"). The members shall be financially literate, as such qualification is interpreted by the Board in its business judgment.1 Additionally, at least one member of the Audit Committee shall be an "audit committee financial expert," as defined by the rules of the SEC and as determined by the Board, and such person shall be presumed to have accounting or related financial management expertise. All members of the Audit Committee must meet the independence and experience requirements of the Federal Deposit Insurance Act, as amended, and applicable rules and regulations thereunder.

1
The Board has determined that financially literate members shall include, but not be limited to, individuals having accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

No member of the Audit Committee may, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee:

  (a)
  accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any of its subsidiaries.2 The "indirect" acceptance by an Audit Committee member of any consulting, advisory or other compensatory fee would include acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member, or by an entity (i) which provides accounting, consulting, legal, investment banking or financial advisory services to the Corporation or any subsidiary of the Corporation, and (ii) in which such member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity); or

  (b)
  be an affiliated person of the Corporation or any of its subsidiaries. An Audit Committee member would be an affiliated person of the Corporation or one or more of its subsidiaries if he or she directly, or indirectly through one or more intermediaries, controlled, or was controlled by, or was under common control with, the Corporation or any of its subsidiaries.3

Audit Committee members shall be subject to such other requirements as may be set forth by the Audit Committee from time to time.

The Audit Committee has the authority to engage, at the expense of the Corporation, outside legal, accounting, financial or other advisers as the Audit Committee determines necessary, in its discretion, to carry out its duties, including investigations of suspected improprieties, without consulting in advance, or obtaining the approval of, any officer or the Board of the Corporation.

II.     PURPOSE OF THE AUDIT COMMITTEE

The Audit Committee's primary purpose is to:

  (a)
  Provide assistance to the Board by overseeing: (i) the integrity of the Corporation's financial statements; (ii) the Corporation's compliance with legal and regulatory requirements; (iii) the outside auditor's qualifications and independence; (iv) the performance of the Corporation's internal audit function and outside auditors, including with respect to both bank and non-bank subsidiaries; and

  (b)
  Prepare the Committee report as required by the SEC to be included in the Corporation's annual proxy statement.

The Audit Committee will also perform the duties required by Applicable Laws to be performed by an audit committee for any subsidiary bank of the Corporation that does not have its own audit committee, to the extent permitted and in the manner required by Applicable Laws.

2
Unless Applicable Laws provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Corporation (provided that such compensation is not contingent in any way on continued service).
3
Control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person will be deemed not to be in control of a specified person if the person: (1) is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person, and (2) is not an executive officer of the specified person.

III.    DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

The Audit Committee shall:

Outside Auditors

  (a)
  Be directly responsible for the selection, appointment, retention, compensation, evaluation and termination of, as well as the oversight of the work of, any registered public accounting firm employed by the Corporation (including resolution of disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm shall report directly to the Audit Committee.

  (b)
  Review, and, if such services are appropriate in the discretion of the Audit Committee, pre-approve (i) all auditing services to be provided by the outside auditor (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of state law); (ii) all internal control-related services; and (iii) all permitted4 non-audit services (including tax services) to be provided by the outside auditor, provided that preapproval is not required with respect to non-audit services if (a) the aggregate amount of non-audit services provided to the Corporation constitutes not more than 5% of the total amount of revenues paid by the Corporation to its auditor during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by 1 or more members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.

  (c)
  Determine appropriate funding for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; (ii) compensation to any outside legal, accounting, financial and/or other advisers employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, and notify the Board of such Audit Committee determination. The Corporation must provide for such funding.

  (d)
  At least annually, obtain and review a report by the outside auditor describing the following (provided, however, that the outside auditor will not be required to provide any such item to the extent so doing would cause the outside auditor to violate Applicable Laws): the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the outside auditor and the Corporation.

    After reviewing the foregoing report and the independent auditor's work throughout the year, the Audit Committee will be in a position to evaluate the outside auditor's

4
For purposes of the foregoing, permitted non-audit services shall not, unless otherwise allowed under Applicable Laws, include: (i) bookkeeping or other services related to the accounting records or financial statements of the Corporation; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

  qualifications, performance and independence. This evaluation should include the review and evaluation of the lead partner of the outside auditor, taking into account the opinions of management and the Corporation's internal auditors (or other personnel responsible for the internal audit function). In addition to assuring the regular rotation of the lead audit partner as required by law, consider whether, in order to assure continuing auditor independence, there should be regular rotation of the outside audit firm itself. Present conclusions with respect to the outside auditor to the full Board.

  (e)
  Require that the outside auditor submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Corporation. The Audit Committee shall ensure, specifically, that all written disclosures and the letter from the outside auditor required by ISB Standard No. 1, as may be modified or supplemented, are received and shall discuss with the outside auditor its independence.

  (f)
  Review (i) the scope of the annual independent audit and any reports issued in connection with the audit with the outside auditor, and (ii) the audited financial statements and the financial reporting process and recommend approval of the proxy statement and Form 10-K. Discuss with the outside auditor the matters required to be discussed by SAS 61, as may be modified or supplemented.

  (g)
  Review and discuss timely reports from the outside auditor on material written communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.

  (h)
  Review with the outside auditor any audit problems or difficulties and management's response. The review should include discussion of the responsibilities, budget and staffing of the Corporation's internal audit function.

  (i)
  Discuss with management and the outside auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection or application of accounting principles.

  (j)
  Discuss with management and the outside auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation's financial statements.

  (k)
  Require the rotation of (i) the outside auditor's lead or concurring partner every five years, with a five year "cooling-off" period thereafter, as contemplated by the rules of the SEC, and (ii) other partners on the engagement team with responsibility for decision-making on significant auditing, accounting and reporting matters affecting the Corporation's financial statements, or who maintain regular contact with management or the Audit Committee, every seven years with a two-year "cooling-off" period thereafter. For purposes of the foregoing, specialty and national office partners are not subject to this rotation policy.

  (l)
  Set clear hiring policies for employees or former employees of the outside auditor.

  (m)
  Review at least annually with management and the outside auditor their assessments of, and any major issues as to, the adequacy of internal controls, and any special steps adopted in light of material control deficiencies.

  (n)
  Review at least annually with management and the outside auditor the Corporation's compliance with designated laws and regulations as required by FDICIA.

Internal Audit Function

  (o)
  Review the appointment of the General Auditor, as needed.

  (p)
  At least annually, review with management the role and scope of the work performed by the internal auditors, approve the audit plan and periodically review the plan status and findings.

  (q)
  Review and approve the Charter of the Corporate Audit Division and the Code of Business Conduct and Ethics for Employees.

Financial Reporting / Internal Controls

  (r)
  Discuss the audited financial statements and unaudited quarterly financial statements with management and the outside auditor, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  (s)
  Discuss earnings press releases, as well as financial information and earnings guidance, if any, provided to analysts and rating agencies. These discussions may be done generally (i.e., discussions of the types of information to be disclosed and the type of presentation to be made).

  (t)
  Quarterly, the Audit Committee will discuss any significant interim financial statement matters with the outside auditor and General Auditor, prior to the filing of the Quarterly Report on Form 10-Q.

  (u)
  Meet with the Chief Executive Officer and the Chief Financial Officer to discuss officer certification issues and (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize, and report financial data and have identified for the issuer's auditors any material weaknesses in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls.

Compliance Oversight

  (v)
  Discuss the guidelines and policies that govern the process by which risk assessment and risk management is undertaken.

  (w)
  Address, as needed, the tasks and responsibilities assigned to the Audit Committee in the Code of Ethics for Senior Financial Officers.

  (x)
  When appropriate, establish and review procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  (y)
  Receive and review reports, if any, from management regarding Regulation FD.

  (z)
  Provide an Audit Committee report in the Corporation's annual proxy statement.

  (aa)
  Under the direction of the Comerica Bank Board, review, and, if appropriate, approve the amounts reported each period for the provision for loan and lease losses and for the allowance for loan and lease losses ("ALLL") and the allowance for credit losses on lending-related commitments. Oversee and monitor the internal controls over the ALLL determination process. Review and, if appropriate, approve a summary prepared by management of Comerica Bank of the amount to be reported in the financial statements for the ALLL. Periodically, review the methodology for the ALLL.

General

  (bb)
  At least annually, meet separately and privately with each of the General Auditor, the outside auditor, the Chief Financial Officer, the Head of Legal Affairs and such other officers as the Audit Committee deems appropriate.

  (cc)
  Review and reassess annually the adequacy of the Charter, approve the Charter or recommend to the Board any proposed changes to the Charter, and publish it in accordance with the rules of the SEC.

  (dd)
  At least annually, conduct a performance self-evaluation to determine whether the Audit Committee is functioning effectively.

  (ee)
  Obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

  (ff)
  Report regularly to the Board on its activities.

  (gg)
  Maintain minutes of its meetings and records relating to those meetings and the Audit Committee's activities.

  (hh)
  Review any other matters that may be delegated to the Audit Committee by the Board and keep the Board informed of matters that come before the Audit Committee which the Audit Committee believes should have Board consideration.

IV.    GENERAL

In performing their duties and responsibilities, Audit Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

  (a)
  One or more officers or employees of the Corporation whom the Audit Committee member in good faith believes to be reliable and competent in the matters presented;

  (b)
  Counsel, the outside auditor, or other persons as to matters which the Audit Committee member in good faith believes to be within the professional or expert competence of such person; or

  (c)
  Another committee of the Board as to matters within its designated authority, which committee the Audit Committee member in good faith believes to merit confidence.

Location of Comerica Incorporated
2008 Annual Meeting of Shareholders

The Pavilion at the Belo Mansion
2101 Ross Avenue, Dallas, Texas 75201
(214) 220-0239

        The Pavilion at the Belo Mansion is on the corner of Ross Avenue and Olive Street, in the Dallas Arts District. Complimentary valet parking is available at the circle drive off Olive Street.

Briefcases, purses and other bags brought to the meeting may be subject to inspection at the door.

PLEASE VOTE BY TELEPHONE OR THE INTERNET.
PLEASE READ THE INSTRUCTIONS BELOW.

Comerica encourages you to take advantage of the following convenient ways to vote your shares for matters to be covered at the 2008 Annual Meeting of Shareholders. Please take the opportunity to use one of the two voting methods outlined below to cast your ballot. These methods are easy to use and save Comerica postage and other expenses.

  VOTE BY TELEPHONE: 1-800-560-1965

  •
  Use any touch-tone telephone to vote your proxy.

  •
  Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you call.

  •
  Follow the simple instructions the system provides you.

  •
  You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is noon (Central Time), May 19, 2008. For shares held in Comerica's employee benefit plans, the deadline is noon (Central Time), May 18, 2008.

(OR)

  VOTE BY THE INTERNET: http://www.ematerials.com/cma

  •
  Use the Internet to vote your proxy.

  •
  Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you access the website.

  •
  Follow the simple instructions to obtain your records and create an electronic ballot.

  •
  You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is noon (Central Time), May 19, 2008. For shares held in Comerica's employee benefit plans, the deadline is noon (Central Time), May 18, 2008.

If you vote by telephone or the Internet, please do not mail your proxy.

THANK YOU FOR VOTING BY TELEPHONE OR THE INTERNET

Important Notice Regarding Delivery of
Security Holder Documents

The Securities and Exchange Commission adopted rules that allow Comerica Incorporated ("Comerica") to deliver a single annual report, proxy statement, proxy statement combined with a prospectus, or information statement, as applicable, to any household at which two or more shareholders reside who share the same last name or whom Comerica reasonably believes to be members of the same family. This procedure is referred to as "Householding." The Delaware General Corporation Law also allows Householding of notices to shareholders.

If you share the same last name and address with one or more shareholders, from now on, unless we receive contrary instructions from you, your household will receive only one copy of Comerica's annual report, notice of annual or special meeting of shareholders, proxy statement, proxy statement combined with a prospectus, or information statement, as applicable. We will include with the Householded materials for our annual meeting a separate proxy card for each registered shareholder at your address. Householding may not apply with respect to accounts under certain of Comerica's employee benefit plans.

If you object to Householding, or if you wish to revoke your consent to Householding in the future, call Wells Fargo Shareowner Services, our Stock Transfer Agent, at (877) 602-7615. You will need to enter your account number and Comerica number 114.

If we do not hear from you, you will be deemed to have consented to the delivery of only one set of these documents to your household. Comerica intends to Household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

Your participation in this program is encouraged. It will reduce the volumes of duplicate information received at your household, as well as the cost to Comerica of preparing and mailing duplicate materials.

COMERICA INCORPORATED

2008 ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 20, 2008
9:30 a.m., Central Time

Pavilion at the Belo Mansion
2101 Ross Avenue
Dallas, Texas 75201

You may view the Proxy Statement, as well as the 2007 Annual Report, electronically by going to www.ematerials.com/cma and clicking on the document you wish to view.

If you would like to access the proxy information electronically in the future rather than receive paper copies in the mail, please visit www.ematerials.com/cma and follow the instructions.

proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned appoints Jon W. Bilstrom and Nicole V. Gersch, or either of them, as Proxies, each with the power to appoint his or her substitute, as the case may be, and authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Comerica Incorporated held of record by the undersigned on March 21, 2008, at the annual meeting of shareholders to be held on May 20, 2008, and any adjournments or postponements of the meeting. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting.

This card also constitutes voting instructions to the trustees or administrators, as applicable, of certain of Comerica's employee benefit plans to vote shares attributable to accounts the undersigned may hold under such plans as indicated on the reverse of this card. If no voting instructions are provided, the shares will be voted in accordance with the provisions of the respective plans.

COMERICA INCORPORATED
2008 ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2008
9:30 a.m., Central Time

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 19, 2008. For shares held in Comerica's employee benefit plans, the telephone deadline is 12:00 p.m. (CT) on May 18, 2008.
•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — www.ematerials.com/cma — QUICK *** EASY *** IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 19, 2008. For shares held in Comerica's employee benefit plans, the Internet deadline is 12:00 p.m. (CT) on May 18, 2008.
•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Comerica Incorporated, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

[graphic]        Please detach here        [graphic]

The Board of Directors recommends a vote FOR all of the listed nominees.
Election of Directors:
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.	Joseph J. Buttigieg, III	☐	☐	☐	3.	T. Kevin DeNicola	☐	☐	☐
2.	Roger A. Cregg	☐	☐	☐	4.	Alfred A. Piergallini	☐	☐	☐
The Board of Directors recommends a vote FOR the following ratification.
5.	Ratification of the Appointment of Ernst & Young LLP as Independent Auditors ☐ For ☐ Against ☐ Abstain
IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE LISTED DIRECTOR NOMINEES AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

COMPANY #

COMERICA INCORPORATED

2008 ANNUAL MEETING OF SHAREHOLDERS
Tuesday, May 20, 2008
9:30 a.m., Central Time
PAVILION AT THE BELO MANSION
2101 Ross Avenue
Dallas, Texas 75201

Directions to the Comerica Incorporated 2008 Annual Meeting of Shareholders
are available on the back cover of the proxy statement, which can be accessed at
 www.ematerials.com/cma.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 20, 2008.

Notice is hereby given that the Annual Meeting of Shareholders of Comerica Incorporated will be held at 2101 Ross Avenue, Dallas, Texas 75201 on Tuesday, May 20, 2008 at 9:30 a.m., Central Time.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and 2007 annual report to security holders are available at www.ematerials.com/cma.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 8, 2008 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.
The Board of Directors recommends that you vote FOR the following proposals:
1.	Election of Directors
	01 Joseph J. Buttigieg, III	02 Roger A. Cregg	03 T. Kevin DeNicola	04 Alfred A. Piergallini
2.	Ratification of the Appointment of Ernst & Young LLP as Independent Auditors

You may immediately access the proxy materials and vote your proxy on the Internet at: www.ematerials.com/cma
•	Go to www.ematerials.com/cma and access the proxy materials.
•	Then, click on Vote My Proxy and follow the instructions to access an electronic proxy for voting purposes.
•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available.
•
You may use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 19, 2008. For shares held in Comerica's employee benefit plans, the Internet deadline is 12:00 p.m. (CT) on May 18, 2008.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet—Access the Internet and go to www.ematerials.com/cma. Follow the instructions to log in, and order copies.
Telephone—Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
Email—Send us an email at ep@ematerials.com with "CMA Materials Request" in the subject line. The email must include:
•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this Notice.
•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
•	If you choose email delivery you must include the email address.
•	If you would like this election to apply to delivery of material for all future meetings, write the word "Permanent" and include the last 4 digits of your Social Security Number or Tax ID Number in the email.